As filed with the Securities and Exchange Commission on May 8, 2006

Securities Act File No. 333-

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

|_| Pre-Effective Amendment No. __
|_| Post-Effective Amendment No. __
(Check appropriate box or boxes)

MERRILL LYNCH MUNICIPAL BOND FUND, INC.
(Exact Name of Registrant as Specified in Charter)

800 Scudders Mill Road
Plainsboro, New Jersey 08536
(Address of Principal Executive Offices)
Telephone Number: (609) 282-2800
(Area Code and Telephone Number)

Robert C. Doll, Jr.
Merrill Lynch Municipal Bond Fund, Inc.
800 Scudders Mill Road, Plainsboro, New Jersey 08536
Mailing Address: P.O. Box 9011, Princeton, New Jersey 08543-9011
(Name and Address of Agent for Service)

Copies to:

Frank P. Bruno, Esq. Sidley Austin LLP 787 Seventh Avenue New York, New York 10019-6018	Sarah E. Cogan, Esq. Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, New York 10017	Richard T. Prins, Esq. Skadden, Arps, Slate, Meagher & Flom LLP 4 Times Square New York, New York 10036-6522

        Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

        Title of securities being registered: Shares of common stock, par value $0.10 per share.

        Calculation of Registration Fee under the Securities Act of 1933: No filing fee is required because of reliance on Section 24(f) and Rule 24f-2 under the Investment Company Act of 1940.

        The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment, which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Registration Statement is organized as follows:

1.	Letter to Shareholders of BlackRock UltraShort Municipal Portfolio (the “BlackRock Fund”), a portfolio of BlackRock Funds

2.	Questions and Answers to Shareholders of the BlackRock Fund

3.	Notice of Special Meeting of Shareholders of the BlackRock Fund

4.	Combined Prospectus/Proxy Statement regarding the proposed Reorganization of the BlackRock Fund into Short-Term Portfolio (the “ML Fund”), a series of Merrill Lynch Municipal Bond Fund, Inc.

5.	Statement of Additional Information regarding the proposed Reorganization of the BlackRock Fund into the ML Fund

6.	Part C Information

7.	Exhibits

BLACKROCK ULTRASHORT MUNICIPAL PORTFOLIO,
A PORTFOLIO OF BLACKROCK FUNDSSM
100 Bellevue Parkway
Wilmington, Delaware 19809
(800) 441-7762

[         ], 2006

Dear Shareholder:

        You are cordially invited to attend a special shareholder meeting (the “Special Meeting”) of BlackRock UltraShort Municipal Portfolio (the “BlackRock Fund”), a portfolio of BlackRock Funds, to be held on [          ], 2006. Before the meeting, I would like to provide you with additional background and ask for your vote on an important proposal affecting the BlackRock Fund.

        The proposal you will be asked to consider at the meeting, as described in the enclosed Combined Prospectus/Proxy Statement, is the proposed reorganization (the “Reorganization”) of the BlackRock Fund into Short-Term Portfolio (the “ML Fund”), a series of Merrill Lynch Municipal Bond Fund, Inc. (the “ML Company”), a fund with an investment objective and investment policies similar to those of the BlackRock Fund. As you know, the BlackRock Fund is advised by BlackRock Advisors, Inc., a subsidiary of BlackRock, Inc. (“BlackRock”). When the transaction between Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock (as discussed below) is completed, the ML Fund will be managed by BlackRock Advisors, Inc. It is expected that the ML Fund will be renamed BlackRock Short-Term Portfolio and that the ML Company will be renamed BlackRock Municipal Bond Fund, Inc. It is a condition to the closing of the Reorganization that the transaction between MLIM and BlackRock shall have been completed. The MLIM and BlackRock investment management organizations have agreed to pay all expenses of completing the Reorganization, including proxy solicitation costs. As a result, the shareholders of the BlackRock Fund will not bear the costs of the Reorganization.

        The proposal you will be asked to consider at the meeting arises from the agreement by Merrill Lynch & Co., Inc. (“Merrill Lynch”), to combine MLIM and certain affiliates with BlackRock, one of the largest publicly traded investment management firms in the United States, to form a new investment management company that will be one of the world’s preeminent, diversified global money management organizations with approximately $1 trillion in assets under management. Based in New York, BlackRock currently manages assets for institutional and individual investors worldwide through a variety of equity, fixed income, cash management and alternative investment products. The new company will operate under the BlackRock name and be governed by a board of directors with a majority of independent members. The new company will offer a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the United States and in non-U.S. markets. It will have over 4,500 employees in 18 countries and a major presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe. The transaction has been approved by the boards of directors of Merrill Lynch, BlackRock and The PNC Financial Services Group, Inc., BlackRock’s current majority shareholder, and is expected to close at the end of the third quarter of 2006.

        This proposed Reorganization is part of the effort to consolidate certain of the comparable MLIM and BlackRock mutual funds to eliminate redundancies and achieve certain operating efficiencies. The Board of Trustees of BlackRock Funds believes the Reorganization is in the best interests of the BlackRock Fund and its shareholders, and unanimously recommends that you vote “For” the proposed Reorganization.

        I encourage you to carefully review the enclosed materials, which explain this proposal in more detail. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the meeting. You may vote in one of the following ways:

•	By calling us toll-free at [ ];
•	[By visiting our website at www.blackrock.com;]

•	By returning the enclosed proxy form in the postage-paid envelope; or
•	In person at the Special Meeting.

        As always, we appreciate your support.

Sincerely,

[name]
[title]

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to promptly indicate your voting instructions on the enclosed proxy card, date and sign it and return it in the envelope provided, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the Reorganization. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares at the Special Meeting.

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QUESTIONS & ANSWERS

        We recommend that you read the complete Combined Prospectus/Proxy Statement. For your convenience, we have provided a brief overview of the issue to be voted on.

Q: Why is a shareholder meeting being held?

A: You are being asked to approve an agreement and plan of reorganization (the “Reorganization”) between BlackRock UltraShort Municipal Portfolio (the “BlackRock Fund”), a portfolio of BlackRock FundsSM (“BlackRock Funds”), and the Short-Term Portfolio (the “ML Fund”), a series of Merrill Lynch Municipal Bond Fund, Inc. (the “ML Company”), a fund that pursues an investment objective and investment policies similar to that of the BlackRock Fund. If the proposed Reorganization is approved and completed, an account at the ML Fund will be set up in your name, you will become a shareholder of the ML Fund and the BlackRock Fund will be terminated as a series of BlackRock Funds. Please refer to the Combined Prospectus/Proxy Statement for a detailed explanation of the proposed Reorganization and for a more complete description of the ML Fund.

        The Reorganization arises from the agreement by Merrill Lynch & Co., Inc. (“Merrill Lynch”), to combine Merrill Lynch Investment Managers, L.P. (“MLIM”) and certain affiliates with BlackRock, Inc. (“BlackRock”), one of the largest publicly traded investment management firms in the United States, to form a new asset management company that will be one of the world’s preeminent, diversified global money management organizations with approximately $1 trillion in assets under management. The Reorganization is part of a larger initiative to consolidate certain of the comparable MLIM and BlackRock mutual funds to eliminate redundancies and achieve certain operating efficiencies. As you know, the BlackRock Fund is advised by BlackRock Advisors, Inc., a subsidiary of BlackRock. When the transaction between MLIM and BlackRock is completed, the ML Fund will be managed by BlackRock Advisors, Inc. It is expected that the ML Fund will be renamed BlackRock Short-Term Portfolio and that the ML Company will be renamed BlackRock Municipal Bond Fund, Inc. The MLIM and BlackRock investment management organizations have agreed to pay all expenses of completing the Reorganization, including proxy solicitation costs. As a result, the shareholders of the BlackRock Fund will not bear the costs of the Reorganization. It is a condition to the closing of the Reorganization that the transaction between MLIM and BlackRock shall have been completed.

        BlackRock is one of the largest publicly traded investment management firms in the United States with approximately $[            ] billion in assets under management as of March 31, 2006. Based in New York, BlackRock currently manages assets for institutional and individual investors worldwide through a variety of equity, fixed income, cash management and alternative investment products. The new company will operate under the BlackRock name and be governed by a board of directors with a majority of independent members. The new company will offer a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the United States and in non-U.S. markets. It will have over 4,500 employees in 18 countries and a major presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe. The transaction has been approved by the boards of directors of Merrill Lynch, BlackRock and The PNC Financial Services Group, Inc., BlackRock’s current majority shareholder, and is expected to close at the end of the third quarter of 2006.

Q: How does the Board of Trustees suggest that I vote?

A: After careful consideration, the Board of Trustees of BlackRock Funds (the “BlackRock Fund Board”) has determined that the proposed Reorganization will benefit the shareholders of the BlackRock Fund and recommends that you cast your vote “For” the proposed Reorganization. The BlackRock Fund Board anticipates that shareholders of the BlackRock Fund will benefit from (i) the similarities between the investment objectives and policies of the ML Fund and the BlackRock Fund, (ii) the expected operating efficiencies from the larger net asset size of the combined fund, (iii) the combined fund having projected net operating expenses below those of the BlackRock Fund prior to the Reorganization, and (iv) receiving the same level of services as currently offered in addition to a broader array of options offered by the larger combined fund family.

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Q: How will the Reorganization affect me?

A: If shareholders of the BlackRock Fund approve the proposed Reorganization, the assets and certain stated liabilities of the BlackRock Fund will be combined with those of the ML Fund and you will become a shareholder of the ML Fund. An account will be set up in your name at the ML Fund and you will receive shares of the ML Fund. You will receive the same or a similar class of shares of the ML Fund as you currently hold of the BlackRock Fund. The aggregate net asset value of the shares you receive in the Reorganization will equal the aggregate net asset value of the shares you own immediately prior to the Reorganization. As a result of the Reorganization, however, a shareholder of the BlackRock Fund will hold a smaller percentage of ownership in the combined fund than he or she held in the BlackRock Fund prior to the Reorganization.

Q: In the Reorganization, will I receive shares of the ML Fund of the same class as the shares of the BlackRock Fund that I now hold?

A: You will receive shares of the ML Fund of the same or a similar class as the shares you own of the BlackRock Fund.

Q: Will I own the same number of shares of the ML Fund as I currently own of the BlackRock Fund?

A. No, you will receive shares of the ML Fund with the same aggregate net asset value as the shares of the BlackRock Fund you own prior to the Reorganization. However, the number of shares you receive will depend on the relative net asset value of the shares of the two Funds on the closing date. Thus, on the closing date, if the net asset value of a share of the ML Fund is lower than the net asset value of the corresponding share of the BlackRock Fund, you will receive a greater number of shares of the ML Fund in the Reorganization than you held in the BlackRock Fund before the Reorganization. On the other hand, if the net asset value of a share of the ML Fund is higher than the net asset value of the corresponding share of the BlackRock Fund, you will receive fewer shares of the ML Fund in the Reorganization than you held in the BlackRock Fund before the Reorganization. The aggregate net asset value of your ML Fund shares immediately after the Reorganization will be the same as the aggregate net asset value of your BlackRock Fund shares immediately prior to the Reorganization.

Q: Will my privileges as a shareholder change after the Reorganization?

A: Your rights as a shareholder will not change in any substantial way as a result of the Reorganization. In addition, the shareholder services available to you after the Reorganization will be substantially the same or may become more favorable.

Q: Who will advise the ML Fund once the Reorganization is completed?

A: The ML Fund will be managed by BlackRock Advisors, Inc., a wholly-owned subsidiary of BlackRock, pursuant to an investment advisory agreement to be entered into following the completion of the transaction between MLIM and BlackRock.

Q: Will I have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A: No, you will not pay any sales load, commission or other similar fee in connection with the Reorganization. As more fully discussed in the Combined Prospectus/Proxy Statement, the holding period with respect to any contingent deferred sales charge applicable to shares of the ML Fund acquired by you in the Reorganization will be measured from the earlier of the time (i) you purchased your BlackRock Fund shares or (ii) you purchased your shares of any other BlackRock fund and subsequently exchanged them for shares of the BlackRock Fund.

Q: How do operating expenses paid by the ML Fund compare to those payable by the BlackRock Fund?

A: Following the Reorganization, the ML Fund’s projected net operating expenses are expected to be at or below those of the BlackRock Fund.

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Q: What will I have to do to open an account in the ML Fund? What happens to my account if the Reorganization is approved?

A: If the Reorganization is approved, an account will be set up in your name and your shares automatically will be converted into shares of the ML Fund, and we will send you written confirmation that this change has taken place. You will receive the same or a similar class of shares of the ML Fund as you currently hold of the BlackRock Fund. The aggregate net asset value of the shares you receive in the Reorganization will be equal to the aggregate net asset value of the shares you own immediately prior to the Reorganization. No certificates for shares will be issued in connection with the Reorganization. If you currently hold certificates representing your shares of the BlackRock Fund, it is not necessary to surrender such certificates.

Q: Will I have to pay any federal taxes as a result of the Reorganization?

A: The Reorganization is expected to qualify as a tax-free “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. If the Reorganization so qualifies, in general, the BlackRock Fund will not recognize any gain or loss as a result of the transfer of all of its assets and certain stated liabilities in exchange solely for shares of the ML Fund or as a result of its liquidation, and you will not recognize any gain or loss upon your receipt solely of shares of the ML Fund in connection with the Reorganization.

Q: What if I redeem or exchange my shares before the Reorganization takes place?

A: If you choose to redeem or exchange your shares before the Reorganization takes place, the redemption or exchange will be treated as a normal redemption or exchange of shares and, generally, will be a taxable transaction. Also, in the case of redemption, any applicable contingent deferred sales charges or redemption fees will be applied.

Q: How do I vote my proxy?

A: You may cast your vote by mail, telephone or internet or in person at the special shareholder meeting. To vote by mail, please mark your vote on the enclosed proxy form and sign, date and return the card in the postage-paid envelope provided. To vote by telephone or over the internet, please have the proxy form in hand and call the number or go to the website address on the enclosed form and follow the instructions.

Q: When will the Reorganization occur?

A: If approved by shareholders, the Reorganization is expected to occur contemporaneously with or soon after the transaction between MLIM and BlackRock, which is expected to occur at the end of the third quarter of 2006, as is operationally practical and possible to carry out in a manner most beneficial to shareholders. The Reorganization will not take place if for any reason the transaction between MLIM and BlackRock does not occur or if the Reorganization is not approved by BlackRock Fund shareholders at the Special Meeting.

Q: Whom do I contact for further information?

A: You can contact your financial adviser for further information. You may also call [            ] or visit our website at www.blackrock.com where you can send us an e-mail message by selecting “Contact Us.”

        Important additional information about the proposal is set forth in the accompanying Combined Prospectus/Proxy Statement. Please read it carefully.

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BLACKROCK ULTRASHORT MUNICIPAL PORTFOLIO,
A PORTFOLIO OF BLACKROCK FUNDSSM
100 Bellevue Parkway
Wilmington, Delaware 19809
(800) 441-7762

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON [    ], 2006

To the Shareholders:

        This is to notify you that a Special Meeting of Shareholders (the “Special Meeting”) of the BlackRock UltraShort Municipal Portfolio (the “BlackRock Fund”), a portfolio of BlackRock Funds, will be held on [            ], 2006 at [            ] p.m., Eastern time, at the offices of BlackRock, Inc., 40 E. 52nd Street, New York, New York 10022, for the following purposes:

1. To consider a proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) pursuant to which the BlackRock Fund would transfer all of its assets and certain stated liabilities to Short-Term Portfolio (the “ML Fund”), a series of Merrill Lynch Municipal Bond Fund, Inc., in exchange solely for Investor A, Institutional, Service and BlackRock Shares of the ML Fund, which will be distributed by the BlackRock Fund to the holders of its shares in complete liquidation thereof; and

2. To transact such other business as may properly be presented at the Special Meeting or any adjournment thereof.

        The Board of Trustees of BlackRock Funds has fixed the close of business on [            ], 2006 as the record date for determination of shareholders of the BlackRock Fund entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.

        It is very important that your voting instructions be received no later than [             ], 2006. Instructions for shares held of record in the name of a nominee, such as a broker-dealer or trustee of an employee benefit plan, may be subject to earlier cut-off dates established by such intermediaries for receipt of such instructions.

        Your vote is important regardless of the size of your holdings in the BlackRock Fund. Whether or not you expect to be present at the Special Meeting, please complete and sign the enclosed proxy form and return it promptly in the enclosed envelope. Certain shareholders may also vote by telephone or over the internet; please see pages [            ] for details. If you vote by proxy and then desire to change your vote or vote in person at the Special Meeting, you may revoke your proxy at any time prior to the votes being tallied at the Special Meeting.

By Order of the Board of Trustees,

[name]
[title]

Wilmington, Delaware
[       ], 2006

The information in this Combined Prospectus/Proxy Statement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Combined Prospectus/Proxy Statement is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

COMBINED PROSPECTUS/PROXY STATEMENT

BLACKROCK ULTRASHORT MUNICIPAL PORTFOLIO,
A PORTFOLIO OF BLACKROCK FUNDSSM
Bellevue Park Corporate Center
100 Bellevue Parkway
Wilmington, Delaware 19809
(888) 825-2257

SHORT-TERM PORTFOLIO,
A SERIES OF MERRILL LYNCH MUNICIPAL BOND FUND, INC.
P.O. Box 9011
Princeton, New Jersey
(609) 282-2800

        This Combined Prospectus/Proxy Statement is furnished to you as a shareholder of the BlackRock UltraShort Municipal Portfolio (the “BlackRock Fund”). A special meeting of shareholders of the BlackRock Fund (the “Special Meeting”) will be held at the offices of BlackRock, Inc., 40 E. 52nd Street, New York, New York 10022, on [                    ], 2006 at [                    ] p.m., Eastern time, to consider the items that are listed below and discussed in greater detail elsewhere in this Combined Prospectus/Proxy Statement. Shareholders of record of the BlackRock Fund at the close of business on [            ], 2006 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting or any adjournments thereof. This Combined Prospectus/Proxy Statement, proxy form and accompanying Notice of Special Meeting of Shareholders were first sent or given to shareholders of the BlackRock Fund on or about [            ], 2006. Whether or not you expect to attend the Special Meeting or any adjournment thereof, the Board of Trustees of BlackRock Funds requests that shareholders vote their shares by completing and returning the enclosed proxy form.

        The purposes of the Special Meeting are:

1. To consider a proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) pursuant to which the BlackRock Fund would transfer all of its assets and certain stated liabilities to the Short-Term Portfolio (the “ML Fund”), a series of Merrill Lynch Municipal Bond Fund, Inc. (the “ML Company”), in exchange solely for Investor A, Institutional, Service and BlackRock Shares of the ML Fund, which will be distributed by the BlackRock Fund to the holders of its shares in complete liquidation thereof; and

2. To transact such other business as may properly be presented at the Special Meeting or any adjournment thereof.

        The Board of Directors of the ML Company, on behalf of the ML Fund (the “ML Fund Board”), and the Board of Trustees of BlackRock Funds, on behalf of the BlackRock Fund (the “BlackRock Fund Board”), have each approved a reorganization (the “Reorganization”) by which the BlackRock Fund, a separate series of BlackRock Funds, an open-end investment company, would be acquired by the ML Fund, a separate series of the ML Company, an open-end investment company. The ML Fund has an investment objective and investment policies and practices similar to those of the BlackRock Fund. The Reorganization arises from the agreement by Merrill Lynch & Co., Inc. (“Merrill Lynch”), to combine Merrill Lynch Investment Managers, L.P. (“MLIM”) and certain affiliates with BlackRock, Inc. (“BlackRock”) to form a new asset management company. The Reorganization is part of a larger initiative to consolidate certain of the comparable MLIM and BlackRock funds to eliminate redundancies and achieve certain operating efficiencies. As you know, the BlackRock Fund is advised by BlackRock Advisors, Inc., a subsidiary of BlackRock. When the transaction between MLIM and BlackRock is completed, the ML Fund will be managed by BlackRock Advisors, Inc. It is expected that the ML Fund will be renamed BlackRock Short-Term

Portfolio and that the ML Company will be renamed BlackRock Municipal Bond Fund, Inc. It is a condition to the closing of the Reorganization that the transaction between MLIM and BlackRock shall have been completed.

        The ML Fund and the BlackRock Fund are sometimes referred to herein each as a “Fund” and collectively as the “Funds.”

        If the BlackRock Fund shareholders approve the Reorganization, the BlackRock Fund will transfer substantially all of its assets and certain stated liabilities to the ML Fund. The ML Fund will simultaneously issue shares to the BlackRock Fund in an amount equal to the aggregate net asset value of the outstanding shares of the BlackRock Fund. Immediately thereafter, the BlackRock Fund will distribute these shares of the ML Fund to its shareholders. After distributing these shares, the BlackRock Fund will be terminated as a series of BlackRock Funds. When the Reorganization is complete, BlackRock Fund shareholders will hold the same or a similar class of shares of the ML Fund as they currently hold of the BlackRock Fund. The aggregate net asset value of the ML Fund shares received in the Reorganization will equal the aggregate net asset value of the BlackRock Fund shares held immediately prior to the Reorganization. As a result of the Reorganization, however, a shareholder of the BlackRock Fund will hold a smaller percentage of ownership in the combined fund than such shareholder held in the BlackRock Fund prior to the Reorganization. After the Reorganization, the ML Fund will continue to operate as a separate series of the ML Company, a registered open-end investment company. However, as discussed above, when the transaction between MLIM and BlackRock is completed, the ML Fund will be managed by BlackRock Advisors, Inc. and it is a condition to the closing of the Reorganization that the transaction between MLIM and BlackRock shall have been completed.

        This Combined Prospectus/Proxy Statement sets forth concisely the information shareholders of the BlackRock Fund should know before voting on the Reorganization and constitutes an offering of Investor A, Institutional, Service and BlackRock Shares of the ML Fund only. Please read it carefully and retain it for future reference. A Statement of Additional Information dated June [__], 2006 (the “Reorganization SAI”), relating to this Combined Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated herein by reference. A Prospectus (the “ML Fund Prospectus”) and Statement of Additional Information (the “ML Fund SAI”) containing additional information about the ML Fund, each dated November 28, 2005 (and as currently supplemented), the Annual Report to Shareholders of the ML Fund for the fiscal year ended July 31, 2005 (the “ML Fund Annual Report”), and the Semi-Annual Report to Shareholders of the ML Fund for the six months ended January 31, 2006 (the “ML Fund Semi-Annual Report”), have been filed with the SEC and are incorporated herein by reference. A copy of the ML Fund Prospectus, the ML Fund Annual Report and the ML Fund Semi-Annual Report accompany this Combined Prospectus/Proxy Statement. Except as otherwise described herein, the policies and procedures set forth under “Your Account” in the ML Fund Prospectus will apply to the Investor A, Institutional, Service and BlackRock Shares to be issued by the ML Fund in connection with the Reorganization. A BlackRock Fund Prospectus for Investor A Shares, a BlackRock Fund Prospectus for Institutional Shares, a BlackRock Fund Prospectus for Service Shares and a BlackRock Fund Prospectus for BlackRock Shares (collectively, the “BlackRock Fund Prospectus”) and a Statement of Additional Information (the “BlackRock Fund SAI”) containing additional information about the BlackRock Fund, each dated January 31, 2006 (and as currently supplemented), have been filed with the SEC and are incorporated herein by reference. These documents are on file with the SEC. The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC.

        Copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge by calling or writing:

Short-Term Portfolio of Merrill Lynch Municipal Bond Fund, Inc. P.O. Box 9011 Princeton, New Jersey 08543-9011 telephone: (609) 282-2800	Black Rock UltraShort Municipal Portfolio of BlackRock Funds c/o PFPC Inc. P.O. Box 9819 Providence, Rhode Island 02940-8019 [telephone]

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If you wish to request the Reorganization SAI, please ask for the “Reorganization SAI.”

        You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549.

By Phone:	1-800-SEC-0330

By Mail:	Public Reference Section
Officer of Consumer Affairs and Information Services
Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549
(duplicating fee required)

By E-mail:	publicinfo@sec.gov
(duplicating fee required)

By Internet:	www.sec.gov

        The BlackRock Fund Board knows of no business other than that discussed above that will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

        No person has been authorized to give any information or make any representation not contained in this Combined Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Combined Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

        Neither the Securities and Exchange Commission nor any state regulator has approved or disapproved of these securities or passed upon the adequacy of this Combined Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

        The date of this Combined Prospectus/Proxy Statement is [       ], 2006.

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SUMMARY

        The following is a summary of certain information contained elsewhere in this Combined Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained herein. Shareholders should read the entire Combined Prospectus/Proxy Statement carefully.

        The BlackRock Fund and the ML Fund are both open-end management investment companies registered with the SEC. The BlackRock Fund is organized as a separate series of the BlackRock Funds, a business trust organized under the laws of the Commonwealth of Massachusetts. The ML Fund is organized as a separate series of the ML Company, a corporation organized under the laws of the State of Maryland. The investment objective of the BlackRock Fund is to seek to maximize total return, consistent with income generation and prudent investment management. The investment objective of the ML Fund is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the ML Fund. Each Fund publicly offers its shares on a continuous basis, and shares may be purchased through each Fund’s distributor, BlackRock Distributors, Inc. or FAM Distributors, Inc., respectively, and numerous intermediaries. Shareholders of each Fund (other than holders of the BlackRock Fund’s Institutional Shares) have the right to exchange their shares for shares of the same class of other funds managed by the same adviser, subject to certain limitations. Additionally, each Fund permits its shareholders to redeem their shares at any time upon proper notice (subject, in certain cases, to contingent deferred sales charges and redemption fees).

The Proposed Reorganization

        [N.B.: The language in this initial filing regarding approval of the Reorganization by the ML Fund Board is subject to review and approval by the ML Fund Board, which is expected to meet in May, 2006 to give final approval to the Reorganization.]

        The BlackRock Fund Board, including the Trustees who are not “interested persons” of BlackRock Funds (as defined in the 1940 Act), has unanimously approved the Reorganization Agreement. [The ML Fund Board, including the Directors who are not “interested persons” of the ML Company, has also unanimously approved the Reorganization Agreement.] Subject to approval by the BlackRock Fund shareholders, the Reorganization Agreement provides for:

•	the transfer of substantially all the assets and certain stated liabilities of the BlackRock Fund to the ML Fund in exchange solely for Investor A, Institutional, Service and BlackRock Shares of the ML Fund;
•	the distribution of such shares to BlackRock Fund shareholders; and
•	the termination of the BlackRock Fund as a series of BlackRock Funds.

        If the proposed Reorganization is approved and completed, BlackRock Fund shareholders would hold shares of the same or a similar class of the ML Fund as they currently hold of the BlackRock Fund with an aggregate net asset value equal to the aggregate net asset value of BlackRock Fund shares owned immediately prior to the Reorganization.

Background and Reasons for the Proposed Reorganization

        The Reorganization arises from the agreement by Merrill Lynch to combine MLIM and certain affiliates with BlackRock, one of the largest publicly traded investment management firms in the United States, to form a new asset management company that will be one of the world’s preeminent, diversified global money management organizations with approximately $1 trillion in assets under management. The Reorganization is part of a larger initiative to consolidate certain of the comparable MLIM and BlackRock mutual funds in order to eliminate redundancies and achieve certain operating efficiencies. As you know, the BlackRock Fund is advised by BlackRock Advisors, Inc. (“BlackRock Advisors”), a subsidiary of BlackRock. The ML Fund is currently advised by Fund Asset Management, L.P. (“FAM”), an affiliate of MLIM. When the transaction between MLIM and BlackRock is completed, the ML Fund will be managed by BlackRock Advisors. It is expected that the ML Fund will be renamed BlackRock Short-Term Portfolio and that the ML

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Company will be renamed BlackRock Municipal Bond Fund, Inc. It is a condition to the closing of the Reorganization that the transaction between MLIM and BlackRock shall have been completed.

        BlackRock is one of the largest publicly traded investment management firms in the United States with approximately $[        ] billion of assets under management as of March 31, 2006. Based in New York, BlackRock currently manages assets for institutional and individual investors worldwide through a variety of equity, fixed income, cash management and alternative investment products. The new company will operate under the BlackRock name and be governed by a board of directors with a majority of independent members. Merrill Lynch will hold a 49.8% economic stake and about 45% of the common stock of the new company, and the common stock interest of BlackRock’s current majority shareholder, The PNC Financial Services Group, Inc. (“PNC”), will be diluted to about 34%. Each of Merrill Lynch and PNC has agreed that it will vote all of its shares in accordance with the recommendation of the new company’s board of directors on all matters, including election of directors. The new company will offer a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the U.S. and in non-U.S. markets. It will have over 4,500 employees in 18 countries and a major presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe. The transaction has been approved by the boards of directors of Merrill Lynch, BlackRock and PNC and is expected to close at the end of the third quarter of 2006.

        In approving the Reorganization Agreement, the BlackRock Fund Board, including the independent Trustees, determined that participation in the Reorganization is in the best interests of the BlackRock Fund and its shareholders and that the interests of the shareholders of the BlackRock Fund will not be diluted as a result of the Reorganization. Before reaching these conclusions, the BlackRock Fund Board and the independent Trustees engaged in a thorough review process relating to the proposed Reorganization. As part of this process, the BlackRock Fund Board held a special meeting on [      ], 200[      ] with senior executives of BlackRock to review the proposed Reorganization. [The Trustees also met with executives and investment professionals of BlackRock and MLIM.] Finally, on [      ], 2006, the entire BlackRock Fund Board held additional special meetings at which the Reorganization was approved.

        The factors considered by the BlackRock Fund Board with regard to the Reorganization include, but are not limited to, the following:

•	The investment objectives and policies of the BlackRock Fund and the ML Fund are similar. See “Comparison of the BlackRock Fund and the ML Fund—Investment Objectives and Principal Investment Strategies.”
•	The expectation that the combined fund will achieve certain operating efficiencies from its larger net asset size.
•	The expectation that the combined fund will have net operating expenses equal to or below those of the BlackRock Fund prior to the Reorganization.
•	The fact that there will be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction.
•	The expectation that the new BlackRock organization will have significantly more investment professionals and related resources than either BlackRock or MLIM possess individually.
•	The composition of the investment team that will manage the combined fund, the team’s investment style and strategies (as described below under “Comparison of the BlackRock Fund and the ML Fund—Investment Objectives and Principal Investment Strategies”), and broad information about performance of the BlackRock Fund and the ML Fund. See “Management of the Funds.”
•	The fact that shareholders will have substantially the same services available.
•	The fact that the costs associated with the Reorganization will be absorbed by BlackRock and MLIM and will not be borne by shareholders.

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        For these and other reasons, the BlackRock Fund Board unanimously concluded that, based upon the factors and determinations summarized above, completion of the Reorganization is in the best interests of the BlackRock Fund and its shareholders. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

        If the Reorganization is not approved by BlackRock Fund shareholders, the BlackRock Fund will continue to operate for the time being as a separate fund advised by BlackRock Advisors, and the BlackRock Fund Board will consider other alternatives.

        The BlackRock Fund Board unanimously recommends that you vote “For” the Reorganization.

Investment Objectives and Principal Investment Strategies

        Investment Objectives. The investment objective of the BlackRock Fund is to seek to maximize total return, consistent with income generation and prudent investment management. The investment objective of the ML Fund is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the ML Fund. The BlackRock Fund’s investment objective may be changed by the BlackRock Fund Board without shareholder approval upon 30 days’ notice to shareholders. The ML Fund’s investment objective is a fundamental policy that may not be changed without approval of shareholders representing a majority of the ML Fund’s outstanding voting securities, as defined in the 1940 Act. The combined fund will pursue the ML Fund’s investment objective. Because the BlackRock Fund and the ML Fund pursue similar investment objectives and hold similar securities, the proposed Reorganization is not expected to cause significant portfolio turnover or transaction expenses associated with the sale of securities held by the BlackRock Fund which are incompatible with the ML Fund’s investment objective.

        Principal Investment Strategies. The BlackRock Fund invests primarily in investment grade municipal securities, including both general obligation and revenue bonds. Individual investments are restricted to securities whose maximum modified duration is less than five years. The BlackRock Fund invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities) the interest on which is exempt from regular Federal income tax (municipal securities). These municipal securities may not be exempt from Federal alternative minimum tax. The BlackRock Fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. Up to 20% of its assets may be invested in bonds of non-municipal issuers, the interest on which will be subject to Federal income tax. The BlackRock Fund may invest in revenue bonds that include private activity bonds, which are not payable from the general revenue of the issuer.

        Under normal circumstances, the ML Fund invests at least 80% of its assets in municipal bonds. The ML Fund invests primarily in investment grade municipal bonds or notes, including variable rate demand obligations, that have a maturity of less than four years. The ML Fund treats municipal bonds that it has the option to require the issuer to redeem within four years as having a remaining maturity of less than four years, even if the period to the stated maturity date is greater than four years. Under normal circumstances, the ML Fund expects to invest all of its assets in such bonds or notes. The ML Fund seeks to achieve its objective by investing in a diversified portfolio of municipal bonds defined to include debt obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel to the issuer, is generally excludable from gross income for Federal income tax purposes, except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax. While not intending to realize taxable investment income, the ML Fund may invest as much as 20% of its assets on a temporary basis in taxable money market securities with remaining maturities not in excess of one year from the date of purchase for liquidity purposes or as a temporary investment of cash pending investment of such cash in municipal bonds. The ML Fund from time to time may realize capital gains that will constitute taxable income. The ML Fund may invest in certain tax-exempt securities that are classified as private activity bonds, which may subject certain investors to Federal alternative minimum tax.

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        The combined fund’s principal investment strategies will be those of the ML Fund.

        Comparison. While the BlackRock Fund and the ML Fund have certain differences in policies, it is not anticipated that these differences will result in significant portfolio turnover in the combined fund. For information about the fundamental restrictions applicable to each Fund, see Appendix A.

Fees and Expenses

        Assuming shareholders of the BlackRock Fund approve the proposed Reorganization, the assets and certain stated liabilities of the BlackRock Fund will be combined with those of the ML Fund, an account will be set up in each BlackRock Fund shareholder’s name at the ML Fund and each such shareholder will receive shares of the ML Fund. After the Reorganization, BlackRock Fund shareholders will hold shares of the same or a similar class of the ML Fund with an aggregate net asset value equal to the aggregate net asset value of BlackRock Fund shares owned immediately prior to the Reorganization.

        If the Reorganization is approved and completed, holders of BlackRock Fund Investor A Shares will receive newly-issued ML Fund Investor A Shares, holders of BlackRock Fund Institutional Shares will receive ML Fund Class I Shares (which following the Reorganization will be redesignated Institutional Shares), holders of BlackRock Fund Service Shares will receive newly-issued ML Fund Service Shares and holders of BlackRock Fund BlackRock Shares will receive newly-issued ML Fund BlackRock Shares. The ML Fund Investor A, Institutional, Service and BlackRock Shares are newly-created classes of shares of the ML Fund.

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Fee Table of the BlackRock Fund, the ML Fund
and the Pro Forma Combined Fund as of December 31, 2005 (unaudited)

        The fee tables below provide information about the fees and expenses attributable to each class of shares of the BlackRock Fund before the Reorganization, the ML Fund’s Class I Shares before the Reorganization and the estimated pro forma fees and expenses attributable to the ML Fund shares to be issued to shareholders of the BlackRock Fund in the Reorganization assuming the Reorganization had taken place on December 31, 2005. Future fees and expenses may be greater or less than those indicated below.

	Actual		Pro Forma Combined Fund*
	BlackRock Fund
	Investor A		Investor A
Shareholder Fees (fees paid directly from a shareholder’s investment)(a):
Maximum Sales Charge (Load) imposed on purchases
(as a percentage of offering price)	3.00	%(b)	3.00	%(b)
Maximum Deferred Sales Charge (Load) (as a
percentage of original purchase price or
redemption proceeds, whichever is lower)	None	(c)	None	(c)
Maximum Sales Charge (Load) Imposed on
Dividend Reinvestments	None		None
Redemption Fee	None		None
Exchange Fee	None		None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):
Management Fees	0.45%		0.34%
Distribution and/or Service (12b-1) Fees(d)	0.35%		0.25%
Other Expenses (including transfer agency fees)(e)	3.18%		0.12%

Total Annual Fund Operating Expenses	3.98%		0.71%

Fee Waiver and/or Expense Reimbursement	(3.1	8)%(f)	—

Net Total Annual Fund Operating Expenses	0.80	%(f)	0.71	%(g)

Footnotes begin on the next page.

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	Actual			Actual		Actual
	BlackRock Fund	ML Fund	Pro Forma Combined Fund*	BlackRock Fund	Pro Forma Combined Fund*	BlackRock Fund	Pro Forma Combined Fund*
	Institutional	Class I**	Institutional	Service	Service	BlackRock	BlackRock
Shareholder Fees (fees paid
directly from a
shareholder’s
investment)(a):
Maximum Sales Charge
(Load) imposed on
purchases (as a
percentage of offering
price)	None	None	None	None	None	None	None
Maximum Deferred Sales
Charge (Load) (as a
percentage of original
purchase price or
redemption proceeds,
whichever is lower)	None	None	None	None	None	None	None
Maximum Sales Charge
(Load) Imposed on
Dividend Reinvestments	None	None	None	None	None	None	None
Redemption Fee	None	None	None	None	None	None	None
Exchange Fee	None	None	None	None	None	None	None
Annual Fund Operating
Expenses (expenses that
are deducted from Fund
assets):
Management Fees	0.45%	0.34%	0.34%	0.45%	0.34%	0.45%	0.34%
Distribution and/or
Service (12b-1) Fees(d)	None	None	None	0.25%	0.25%	None	None
Other Expenses (including transfer agency fees)(e)	0.32%	0.11%	0.12%	0.97%	0.12%	0.32%	0.12%

Total Annual Fund Operating Expenses	0.77%	0.45%	0.46%	1.67%	0.71%	0.77%	0.46%

Fee Waiver and/or Expense Reimbursement	(0.32)%(f)	—%	(0.01)%(g)	(0.92)%(f)	—	(0.42%)(f)	(0.11)%(g)

Net Total Annual Fund
Operating Expenses	0.45%(f)	0.45%	0.45%(g)	0.75%(f)	0.71%(g)	0.35%(f)	0.35%(g)

*	Assuming the Reorganization had taken place on December 31, 2005.
**	After the Reorganization, the pre-existing outstanding Class I Shares of the ML Fund will be redesignated Institutional Shares.
(a)	In addition, certain selected securities dealers or other financial intermediaries may charge clients a processing fee when a client buys or redeems shares.
(b)	Some investors may qualify for reductions in or waivers of the sales charge (load).
(c)	A contingent deferred sales charge (“CDSC”) of 0.15% is assessed on certain redemptions within 18 months on shares that are purchased with no initial sales charge as part of an investment of $1 million or more.
(d)	The ML Fund calls the “Service Fee” an “Account Maintenance Fee.” Account Maintenance Fee is the term used in the ML Fund Prospectus and all other ML Fund materials. The BlackRock Fund uses the term “Service Fee.”

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(e)	Financial Data Services, Inc., an affiliate of MLIM, provides transfer agency services to the ML Fund. The ML Fund pays a fee for these services. The ML Fund’s investment adviser, and/or such adviser’s affiliates, also provides certain accounting services to the ML Fund and the ML Fund reimburses its investment adviser, or its affiliates for such services.
(f)	BlackRock Advisors has contractually agreed to waive or reimburse fees or expenses in order to limit expenses as a percentage of average daily net assets allocated to each class (excluding interest expense) as follows: 0.80% (for Investor A shares), 0.45% (for Institutional shares), 0.75% (for Service shares), and 0.35% (for BlackRock shares), until February 1, 2007. Including voluntary waivers, the total annual expense ratio of the Institutional Shares is 0.38%.
(g)	BlackRock Advisors has contractually agreed to waive or reimburse fees or expenses in order to limit expenses as a percentage of average daily net assets allocated to each class (excluding interest expense) as follows: 0.80% (for Investor A shares), 0.45% (for Institutional shares), 0.75% (for Service shares), and 0.35% (for BlackRock shares), until February 1, 2007. In addition to these contractual waivers, BlackRock Advisors has voluntarily agreed to waive or reimburse fees or expenses after the Reorganization in order to limit expenses as follows: 0.60% (for Investor A shares), 0.35% (for Institutional shares), 0.60% (for Service shares) and 0.35% (for BlackRock Shares). BlackRock Advisors may reduce or discontinue these voluntary waivers or reimbursements at any time without notice.

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EXAMPLES:

These examples assume that an investor invests $10,000 in the relevant Fund for the time periods indicated, that the investment has a 5% return each year, that the investor pays the sales charges, if any, that apply to the particular class and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate that the investor will receive a 5% annual rate of return. The annual return may be more or less than the 5% used in these examples. The class designations shown in the parentheses are the class designations to be used after the Reorganization. Although actual costs may be higher or lower, based on these assumptions, an investor’s costs would be:

ASSUMING THE INVESTOR REDEEMS HIS OR HER SHARES:

	1 Year	3 Years	5 Years	10 Years
Investor A#
BlackRock Fund†	$379	$1,192	$2,021	$4,170
Pro Forma Combined Fund*††	$370	$520	$683	$1,156
Class I/Institutional (Institutional)
ML Fund	$46	$144	$252	$567
BlackRock Fund†	$46	$214	$396	$924
Pro Forma Combined Fund*††	$46	$147	$257	$578
Service Class#
BlackRock Fund†	$77	$436	$821	$1,899
Pro Forma Combined Fund*††	$73	$227	$395	$883
BlackRock Class#
BlackRock Fund†	$36	$204	$386	$915
Pro Forma Combined Fund*††	$36	$137	$247	$568

ASSUMING THE INVESTOR DOES NOT REDEEM HIS OR HER SHARES:

	1 Year	3 Years	5 Years	10 Years
Investor A#
BlackRock Fund†	$379	$1,192	$2,021	$4,170
Pro Forma Combined Fund*††	$370	$520	$683	$1,156
Class I/Institutional (Institutional)
ML Fund	$46	$144	$252	$567
BlackRock Fund†	$46	$214	$396	$924
Pro Forma Combined Fund*††	$46	$147	$257	$578
Service Class#
BlackRock Fund†	$77	$436	$821	$1,899
Pro Forma Combined Fund*††	$73	$227	$395	$883
BlackRock Class#
BlackRock Fund†	$36	$204	$386	$915
Pro Forma Combined Fund*††	$36	$137	$247	$568

*	Assuming the Reorganization had taken place on December 31, 2005.
†	Does not include the continuation beyond the first year of the contractual agreement described in note (f) to the fee table.
††	Does not include the continuation beyond the first year of the contractual agreement described in note (g) to the fee table. In addition, does not include voluntary waivers for years 1-10.
#	The ML Fund does not currently offer Investor A, Service or BlackRock Shares, but the combined fund will offer Investor A, Service and BlackRock Shares.

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Federal Tax Consequences

        The Reorganization is expected to qualify as a tax-free “reorganization” for U.S. federal income tax purposes. If the Reorganization so qualifies, in general, neither the ML Fund, the BlackRock Fund, nor their respective shareholders, will recognize gain or loss for U.S. federal income tax purposes in the transactions contemplated by the Reorganization. As a condition to the closing of the Reorganization, each of the ML Fund and the BlackRock Fund will receive an opinion from Sidley Austin LLP to that effect. No tax ruling from the Internal Revenue Service (“IRS”) regarding the Reorganization has been or will be requested. The opinion of counsel is not binding on the IRS or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position.

        If any of the portfolio assets of the BlackRock Fund are sold by the BlackRock Fund in connection with the Reorganization, the tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the BlackRock Fund’s basis in such assets. Any gains will be distributed to the BlackRock Fund’s shareholders as either capital-gain dividends (to the extent of long-term capital gains) or ordinary dividends (to the extent of short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

        At any time prior to the consummation of the Reorganization, a shareholder may redeem shares, likely resulting in recognition of gain or loss to such shareholder for U.S. federal and state income tax purposes. For more information about the U.S. federal income tax consequences of the Reorganization, see “Material U.S. Federal Income Tax Consequences of the Reorganization.”

COMPARISON OF THE BLACKROCK FUND
AND THE ML FUND

Main Differences in Investment Strategy

        Certain differences exist between the investment strategies used by the BlackRock Fund and the ML Fund. In addition to the maturity of an individual security, the BlackRock Fund requires that its dollar-weighted modified duration will be between 0 and 18 months during normal market conditions. Also, the BlackRock Fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or, if unrated, determined by its investment manager to be of similar quality. In determining the rate, split rated bonds will be considered to have the higher credit rating.

Investment Objectives and Principal Investment Strategies

        BlackRock Fund. The BlackRock Fund seeks to maximize total return, consistent with income generation and prudent investment management. The BlackRock Fund’s investment objective may be changed by the BlackRock Fund Board without shareholder approval upon 30 days’ notice to shareholders.

        In pursuit of this goal, the BlackRock Fund invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt derivative securities) the interest on which is exempt from regular Federal income tax (municipal securities). These municipal securities may not be exempt from Federal alternative minimum tax. The BlackRock Fund normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The BlackRock Fund may invest up to 20% of its assets in bonds of non-municipal issuers. The BlackRock Fund’s dollar-weighted modified duration is between 0 and 18 months during normal market conditions. Individual investments are restricted to those securities whose maximum modified duration at the time of purchase is less than 5 years. In addition, the BlackRock Fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or, if unrated, determined by the fund manager to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

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        The BlackRock Fund’s management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-back securities, CMOs, asset-backed securities, corporate bonds and non-U.S. Government securities. The BlackRock Fund may also invest in money market instruments, such as U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks) and high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor’s, Prime-2 or higher by Moody’s or F-2 or higher by Fitch. The BlackRock Fund may invest in unrated notes, paper and other instruments that are determined by the BlackRock Fund manager to be of comparable quality to the instruments described above. The BlackRock Fund may also invest in fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 by Moody’s, SP-2 or A-2 or higher by Standard & Poor’s or F-2 or higher by Fitch.

        The BlackRock Fund may invest up to 5% of its assets in non-U.S. dollar denominated bonds of issuers located outside of the United States on a currency hedged or unhedged basis.

        If a security falls below investment grade, the BlackRock Fund’s management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the BlackRock Fund’s management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

        The BlackRock Fund’s management team may, when consistent with the BlackRock Fund’s investment goal, buy or sell options or futures on a security or an index of securities, tender option bonds, or enter into interest rate transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party’s obligation to pay or its right to receive another type of interest in the future or for a period of time. The BlackRock Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The BlackRock Fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The BlackRock Fund may also enter into interest rate or foreign currency transactions as a hedging technique. In these transactions, the BlackRock Fund exchanges its right to pay or receive interest or currencies with another party for their right to pay or receive interest or another currency in the future. The BlackRock Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

        The BlackRock Fund Board may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies. Any capital appreciation realized by the BlackRock Fund as a result of its normal investment activities will generally result in capital gain distributions subject to Federal capital gain taxation.

        Should the BlackRock Fund determine that the investment goal of the BlackRock Fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval. The BlackRock Fund may not change the requirement that it normally invest at least 80% of its assets in municipal securities without shareholder approval.

        ML Fund. The investment objective of the ML Fund is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with its investment policies. The ML Fund’s investment objective is a fundamental policy that may not be changed without approval of shareholders representing a majority of the ML Fund’s outstanding voting securities, as defined in the 1940 Act.

        The ML Fund seeks to achieve its objective by investing in a diversified portfolio of debt obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel to the ML Fund, is generally excludable from gross income for Federal income tax purposes, except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity bonds, variable rate demand notes, and short-term tax-exempt municipal

14

obligations such as tax anticipation notes. Under normal circumstances, the ML Fund invests at least 80% of its assets in municipal bonds. This is a fundamental policy of the ML Fund and may not be changed without a vote of the majority of the outstanding shares of the ML Fund as defined in the 1940 Act. The ML Fund may not purchase securities other than municipal bonds and certain temporary investments described below. The ML Fund is classified as diversified under the 1940 Act. The ML Fund currently contemplates that it will not invest more than 25% of its total assets (taken at market value) in municipal bonds whose issuers are located in the same state. There can be no assurance that the investment objective of the ML Fund can be attained.

     The ML Fund invests primarily in a portfolio of short-term investment grade municipal bonds. Municipal bonds in the ML Fund will be either municipal bonds with a remaining maturity of less than four years or short-term municipal notes, which typically are issued with a maturity of not more than one year. The ML Fund will treat municipal bonds that it has the option to require the issuer to redeem within four years as having a remaining maturity of less than four years, even if the period to the stated maturity date of such municipal bonds is greater than four years. Municipal notes include tax anticipation notes, bond anticipation notes and revenue anticipation notes. Interest rates on short-term municipal bonds may fluctuate more widely from time to time than interest rates on longer term municipal bonds. However, because of the shorter maturities, the market value of the municipal bonds held by the ML Fund may generally be expected to fluctuate less as a result of changes in prevailing interest rates.

        The ML Fund invests primarily in municipal bonds rated at the date of purchase in the four highest rating categories by S&P (AAA, AA, A and BBB), Fitch (AAA, AA, A and BBB) or Moody’s (Aaa, Aa, A and Baa) in the case of long-term debt, rated as MIG 1 through MIG 3 by Moody’s, F-1+ through F-3 by Fitch, or SP-1+ through SP-2 by S&P in the case of short-term tax-exempt notes, and rated P-1 through P-2 by Moody’s, F-1+ through F-3 by Fitch or A-1+ through A-3 by S&P in the case of tax-exempt commercial paper. The ML Fund will primarily invest in other municipal bonds deemed to qualify for such ratings and in variable rate tax-exempt demand notes. Securities rated in the lowest of these categories are considered to have some speculative characteristics. The ML Fund may continue to hold securities that, after being purchased by the ML Fund, are downgraded to a rating lower than those set forth above.

        While the ML Fund does not intend to realize taxable investment income, the ML Fund has the authority to invest as much as 20% of its assets on a temporary basis in taxable money market securities with remaining maturities not in excess of one year from the date of purchase for liquidity purposes or as a temporary investment of cash pending investment of such cash in municipal bonds. In addition, the ML Fund reserves the right to temporarily invest a greater portion of its assets in temporary investments for defensive purposes, when, in the judgment of its investment manager, market conditions warrant such action. Temporary investments consist of U.S. Government securities, U.S. Government Agency securities, domestic bank certificates of deposit and bankers’acceptances, short-term corporate debt securities such as commercial paper and repurchase agreements. From time to time, the ML Fund may realize capital gains that will constitute taxable income.

        The ML Fund may invest in certain tax-exempt securities that are classified as “private activity bonds,” which may subject certain investors to the Federal alternative minimum tax.

        Certain instruments in which the ML Fund may invest may be characterized as derivative instruments. The ML Fund is authorized to engage in transactions in financial futures contracts and options thereon only for hedging purposes. The ML Fund is also authorized to invest in indexed and inverse floating rate obligations and swap agreements both for hedging purposes and to seek to enhance income.

        Combined Fund. The combined fund’s investment objective and principal investment strategies will be those of the ML Fund. Because the BlackRock Fund and the ML Fund pursue similar investment objectives and hold similar securities, the proposed Reorganization is not expected to cause significant portfolio turnover or transaction expenses associated with the sale of securities held by the BlackRock Fund which are incompatible with the ML Fund’s investment objective. The combined fund will change its name and ultimately be renamed the BlackRock Short-Term Portfolio.

15

Principal and Other Investment Risks

        Because of their similar investment objectives and principal investment strategies, the BlackRock Fund and the ML Fund are subject to similar investment risks. The following discussion describes the principal and certain other risks that may affect the combined fund. You will find additional descriptions of specific risks in the prospectuses for the BlackRock Fund and the ML Fund.

        There is no guarantee that shares of either Fund will not lose value. This means shareholders of either Fund and shareholders of the combined fund could lose money.

        The primary risks include market and selection risk, credit risk and interest rate risk.

        Market risk is the risk that one or more markets in which the Funds invest will go down in value, including the possibility that a market will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. Credit risk is the risk that the issuer of a security will be unable to pay interest or repay the principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Funds’ investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. The Funds may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by Fund management.

        The Funds also face call and redemption risk. A bond’s issuer may call a bond for redemption before it matures. If this happens to a bond the Funds hold, the Funds may lose income and may have to invest the proceeds in bonds with lower yields.

        The faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base. Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source. Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Funds may not receive any income or get their money back from the investment.

        A secondary risk is the Funds’ use of derivatives may reduce the Funds’ returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Funds’ use of derivatives is that they may not perform as expected. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than other securities.

        The Funds are also subject to secondary risks related to investments in when issued or delayed delivery securities, standby commitment agreements and repurchase agreements.

Performance Information

        The following tables provide performance information for the shares of each currently existing class of the ML Fund and the BlackRock Fund, including and excluding maximum applicable sales charges, for the periods indicated. Past performance is not predictive of future performance. Since the ML Fund’s Investor A, Service and BlackRock Shares to be issued in the Reorganization are newly created, no performance information is presented for those

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shares. The ML Fund’s Class I Shares will be redesignated Institutional Shares in connection with the Reorganization. For more information concerning the performance of the ML Fund, please refer to the ML Fund Prospectus, the ML Fund SAI, the ML Fund Annual Report and the ML Fund Semi-Annual Report. For more information concerning the performance of the BlackRock Fund, please refer to the BlackRock Fund Prospectus, the BlackRock Fund SAI and the 2005 Annual Report to Shareholders of the BlackRock Fund.

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ML Fund
Average Annual Total Return

	Class A Shares		Class B Shares

Period	With Sales Charge*(%)	Without Sales Charge(%)	With Sales Charge*(%)	Without Sales Charge(%)

One Year Ended
December 31, 2005	0.19%	1.20%	0.05%	1.04%

Five Years Ended
December 31, 2005	2.19%	2.39%	2.15%	2.15%

Ten Years Ended
December 31, 2005	3.01%	3.11%	2.85%	2.85%

	Class C Shares			Class I Shares

Period	With Sales Charge*(%)		Without Sales Charge(%)	With Sales Charge(%)†	Without Sales Charge(%)

One Year Ended
December 31, 2005	(0.0	5%)	0.94%	1.40%	1.40%

Five Years Ended
December 31, 2005	2.13%		2.13%	2.51%	2.51%

Ten Years Ended
December 31, 2005	2.77%		2.77%	3.21%	3.21%

*	Assumes the maximum initial sales charge on Class A Shares is 1.00%, the maximum CDSC on Class B shares is 1.00% (reduced to 0% after three years) and the maximum CDSC on Class C Shares is 1.00% (reduced to 0% after one year).
†	The returns for Class I Shares do not reflect the front-end sales charge in effect prior to December 28, 2005. If the sales charge were included, the returns for Class I Shares would be lower.

BlackRock Fund
Average Annual Total Return

	Investor A Shares			Institutional Shares

Period	With Sales Charge*(%)		Without Sales Charge(%)	With Sales Charge(%)	Without Sales Charge(%)

One Year Ended
December 31, 2005	(1.5	5%)	1.50%	1.79%	1.79%

Since Inception
(March 3, 2004) to
December 31, 2005	(0.6	2%)	1.05%	1.22%	1.22%

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	Service Shares		BlackRock Shares

Period	With Sales Charge (%)	Without Sales Charge(%)	With Sales Charge (%)	Without Sales Charge(%)

One Year Ended
December 31, 2005	1.51%	1.51%	1.89%	1.89%

Since Inception
(March 3, 2004) to
December 31, 2005	0.84%	0.84%	1.33%	1.33%

*	Assumes the maximum initial sales charge on Investor A Shares is 3.00%.

        It is expected that the combined fund will be renamed the BlackRock Short-Term Portfolio following the Reorganization. Because the combined fund will most closely resemble the ML Fund, the ML Fund will be the accounting survivor of the Reorganization. As such, the combined fund will assume the performance history of the ML Fund at the closing of the Reorganization.

Management of the Funds

        BlackRock Fund. BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, serves as the investment adviser to the BlackRock Fund. BlackRock Advisors is a wholly-owned subsidiary of BlackRock, which is a majority-owned, indirect subsidiary of PNC. BlackRock Financial Management, Inc. (“BFM”), an affiliate of BlackRock Advisors located at 40 East 52nd Street, New York, New York 10022, serves as the BlackRock Fund’s sub-adviser.

        The BlackRock Fund management team is led by a team of investment professionals at BFM, including the following individuals who have day-to-day responsibilities: Kevin Klingert, Managing Director of BFM since 1991, member of the Adding Liquidity Credit Review Committee and Co-Chair of the Liquidity Operating Committee; William Henderson, Director of BFM since 2002 and Managing Director since 2005; and Howard Downs, Director of BFM since 2004.

        Mr. Henderson joined the firm in 1993 as a tax-exempt portfolio manager. Currently, Mr. Henderson is a Senior Sector Specialist and Portfolio Manager for the BlackRock Municipal Money Market Funds Group. Mr. Henderson is the Chairman of BlackRock’s Liquidity Credit Review Committee and a member of the Investment Strategy Group Committee. Prior to joining BlackRock, he was a Vice President in the Investment Advisory Division of Tycor Asset Management in Malvern, Pennsylvania. Mr. Henderson previously managed institutional investment portfolios and money market accounts for Independence Capital Management, Inc., a Penn Mutual life insurance company. He graduated from Pennsylvania State University with a BS degree in Finance and an MBA in Finance.

        Mr. Downs joined BFM in 1999 and is a member of the Portfolio Management Group (PMG) responsible for various municipal closed-end portfolios and high net worth accounts. Mr. Downs was a Vice President at William E. Simon and Sons Municipal Securities for ten years prior to joining BFM.

        Mr. Klingert, Mr. Henderson, and Mr. Downs have been co-managers of the BlackRock Fund since its inception.

        The BlackRock Fund SAI provides additional information about the compensation of the BlackRock Fund’s portfolio managers, the accounts managed by such portfolio managers, and such portfolio managers’ ownership of securities in the BlackRock Fund.

        ML Fund. FAM, located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, serves as the investment adviser to the ML Fund. FAM is responsible for the ML Fund’s investment and business activities, and receives the management fee as compensation. FAM is an affiliate of MLIM, which is an indirect, wholly-owned subsidiary of Merrill Lynch.

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        Peter J. Hayes is the ML Fund’s portfolio manager and is primarily responsible for the day-to-day management of the ML Fund’s portfolio and the selection of its investments. Mr. Hayes has been a Managing Director (Municipal Tax-Exempt Fund Management) of MLIM since 1997. Mr. Hayes has been a portfolio manager with MLIM since 1987 and has been the ML Fund’s portfolio manager since 1996.

        The ML Fund SAI provides additional information about the compensation of the ML Fund’s portfolio manager, other accounts managed by such portfolio manager, and such portfolio manager’s ownership of securities in the ML Fund.

        Combined Fund. As discussed below under “Investment Advisory Agreements - ML Fund,” following the Reorganization, BlackRock Advisors will serve as investment adviser to the combined fund and [              ] will serve as sub-adviser. The combined fund’s management team will be led by Mr. [______].

Investment Advisory Agreements

        BlackRock Fund. BlackRock Advisors provides investment advisory services to the BlackRock Fund pursuant to an investment advisory agreement. BFM provides sub-advisory services to the BlackRock Fund pursuant to a sub-advisory agreement. The investment advisory agreement between the BlackRock Fund and BlackRock Advisors and the sub-advisory agreement with respect to the BlackRock Fund between BlackRock Advisors and BFM are collectively referred to herein as the “BlackRock Advisory Agreement.”

        BlackRock Advisors is entitled to advisory fees computed daily and payable monthly at the annual rate of 0.45% of the average daily net assets of the BlackRock Fund.

        BlackRock Advisors has agreed contractually until February 1, 2007 to waive or reimburse fees or expenses in order to limit expenses (excluding interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business, if any) of the BlackRock Fund at the level shown in the fee and expense tables above. See “Summary - Fees and Expenses” above.

        To maintain this limit, BlackRock Advisors and the BlackRock Fund have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses through February 1, 2007 and requires BlackRock Advisors to waive or reimburse fees or expenses if these operating expenses exceed that limit. If within two years following a waiver or reimbursement, the operating expenses of Investor A Shares are less than this expense limit, Investor A Shares may be required to repay BlackRock Advisors up to the amount of fees waived or expenses reimbursed under this agreement.

        [A discussion regarding the basis for the BlackRock Fund Board’s approval of the BlackRock Advisory Agreement is available in the BlackRock Fund’s semi-annual report to shareholders.]

        ML Fund. Currently, FAM has overall responsibility for managing the investments of the ML Fund, subject to the oversight of the ML Fund Board. Under the investment advisory agreement (the “ML Advisory Agreement”), FAM provides the ML Fund with investment advisory and management services. FAM is responsible for the actual management of the ML Fund’s portfolio and reviews the ML Fund’s holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with FAM. FAM performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of the ML Fund.

        Pursuant to the ML Advisory Agreement, the ML Company pays FAM fees at annual rates that decrease as the total assets of the ML Company’s three portfolios (one of which is the ML Fund) increase above certain levels. The fee rates are applied to the average daily net assets of each portfolio, with the reduced rates applicable to portions of the assets of each portfolio to the extent that the aggregate average daily net assets of the three combined portfolios exceeds $250 million, $400 million, $550 million and $1.5 billion (each such amount being a “breakpoint level”). The portion of the assets of the ML Fund to which the rate at each breakpoint level applies is determined on a “uniform percentage” basis. The uniform percentage applicable to a breakpoint level is determined by dividing the amount of the aggregate average daily net assets of the ML Company’s advised portfolios that fall within that breakpoint level by the aggregate average daily net assets of

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the advised portfolios combined. The amount of the fee for the ML Fund at each breakpoint level is determined by multiplying the average daily net assets of the ML Fund by the uniform percentage applicable to that breakpoint level and multiplying the product by the advisory fee rate. These annual fee rates range from 0.40% to 0.325% for the ML Fund as follows:

Advisory Fee Rate
Aggregate of average daily net assets of the three combined Portfolios	ML Fund
Not exceeding $250 million	0.400%
In excess of $250 million but not exceeding $400 million	0.375%
In excess of $400 million but not exceeding $550 million	0.350%
In excess of $550 million	0.325%

Applying this fee schedule, the ML Fund’s effective advisory fee rate was 0.34% of the ML Fund’s average daily net assets for the twelve months ended December 31, 2005.

        FAM may waive a portion of the ML Fund’s management fee in connection with the ML Fund’s investment in an affiliated money market fund. See “Summary - Fees and Expenses” above.

        A discussion regarding the basis for the ML Fund Board’s approval of the ML Advisory Agreement is available in the ML Fund’s 2005 annual report to shareholders.

        In connection with the transaction between MLIM and BlackRock, BlackRock Advisors will enter into an investment advisory agreement (the “New Investment Advisory Agreement”) with the ML Company on behalf of the ML Fund and BlackRock Advisors will enter into a new investment sub-advisory agreement (the “New Subadvisory Agreement”) with [ ] (the “Subadviser”), subject to approval by the ML Company’s Board and the ML Fund’s shareholders. Pursuant to the New Investment Advisory Agreement, the ML Company, on behalf of the ML Fund, will pay BlackRock Advisors at the same advisory fee rate described above. The services provided by BlackRock Advisors and its affiliates under the New Investment Advisory Agreement are substantially the same in all material respects as the services provided by FAM under the ML Advisory Agreement for the ML Fund.

        The New Investment Advisory Agreement generally will provide that, subject to the oversight of the ML Fund’s Board, BlackRock Advisors will (a) act as investment adviser for and supervise and manage the investment and reinvestment of the ML Fund’s assets with complete discretion in purchasing and selling securities and other assets for the ML Fund and in voting, exercising consents and exercising all other rights pertaining to such securities and other assets on behalf of the ML Fund, (b) supervise continuously the investment program of the ML Fund and the composition of its investment portfolio, (c) arrange, subject to the restrictions of the ML Fund’s organizational documents, the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and the ML Fund’s investment objectives and policies, and the applicable rules and regulations of the SEC, and other applicable federal and state law, as well as any specific policies and determinations of the ML Fund’s Board disclosed to BlackRock Advisors, for the purchase and sale of securities and other assets held in the investment portfolio of the ML Fund; and (d) provide investment research to the ML Fund.

        Under the New Investment Advisory Agreement, BlackRock Advisors also will be obligated to provide, or arrange for its affiliates to provide, certain administrative services on behalf of the ML Fund. These administrative services include furnishing office facilities and equipment and clerical, bookkeeping and administrative services (other than such services provided by the ML Fund’s custodian, transfer agent and dividend disbursing agent and other service providers) to the ML Fund. To the extent requested by the ML Fund, BlackRock Advisors will provide other administrative services, including overseeing the maintenance by the ML Fund’s custodian and transfer agent and dividend disbursing agent of certain books and records of the ML Fund and consulting with the ML Fund’s officers, independent accountants, legal counsel, custodian, accounting agent and transfer and dividend disbursing agent in establishing the accounting policies of the ML Fund and monitoring financial and shareholder accounting services.

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        The New Subadvisory Agreement generally will provide that, subject to the oversight and supervision of BlackRock Advisors and the direction and control of the ML Fund’s Board, the Subadviser will perform certain of the day-to-day operations of the ML Fund, which may include one or more of the following services, at the request of BlackRock Advisors: (a) acting as investment advisor for and managing the investment and reinvestment of those assets of the ML Fund as BlackRock Advisors may from time to time request with complete discretion in purchasing and selling such securities and other assets for the ML Fund and in voting, exercising consents and exercising all other rights pertaining to such securities and other assets on behalf of the ML Fund, (b) arranging, subject to the restrictions of the ML Fund’s organizational documents, the provisions of the 1940 Act and the Advisers Act, and the ML Fund’s investment objectives and policies, and the applicable rules and regulations of the SEC, and other applicable federal and state law, as well as any specific policies and determinations of the ML Fund’s Board disclosed to the Subadviser, for the purchase and sale of securities and other assets held in the investment portfolio of the ML Fund; (c) providing investment research and credit analysis concerning the ML Fund’s investments, (d) assisting BlackRock Advisors in determining what portion of the ML Fund’s assets will be invested in cash, cash equivalents and money market instruments, (e) placing orders for all purchases and sales of such investments made for the ML Fund, and (f) maintaining the books and records as are required to support ML Fund investment operations. At the request of BlackRock Advisors, the Subadviser will also, subject to the oversight and supervision of BlackRock Advisors and the direction and control of the ML Fund’s Board, provide to BlackRock Advisors or the ML Fund any of the facilities and equipment and perform any of the administrative services described in the New Investment Advisory Agreement.

        Combined Fund. If the shareholders of the BlackRock Fund approve the Reorganization, the combined fund will be managed by BlackRock Advisors pursuant to the New Investment Advisory Agreement, the major elements of which are described above. The following discussion offers a summary of key similarities and differences between the BlackRock Advisory Agreement and the New Investment Advisory Agreement.

        BlackRock Advisors will perform a similar investment advisory role for the ML Fund under the terms of the New Investment Advisory Agreement as it does for the BlackRock Fund under the terms of the BlackRock Advisory Agreement. Following the Reorganization, the ML Fund fee structure will apply. As discussed above, under the New Investment Advisory Agreement, BlackRock Advisors will receive an investment advisory fee that decreases as the average daily net assets increase. The ML Fund has a lower fee rate than the BlackRock Fund. Also, the ML Fund Advisory Agreement and the New Investment Advisory Agreement for the combined fund cover the provision of administrative services to the ML Fund while the BlackRock Fund pays a separate fee for administrative services. See “Administration Agreements” below.

Administration Agreements

        BlackRock Fund. BlackRock Advisors and PFPC Inc. (“PFPC”) serve as the BlackRock Fund’s co-administrators pursuant to an administration agreement (the “BlackRock Administration Agreement”). PFPC maintains office facilities for the BlackRock Fund; furnishes the BlackRock Fund with statistical and research data, clerical, accounting, bookkeeping and other administrative services. Under the BlackRock Administration Agreement, BlackRock Advisors is responsible for: (i) the supervision and coordination of the performance of the BlackRock Fund’s service providers; (ii) the negotiation of service contracts and arrangements between the BlackRock Fund and its service providers; (iii) acting as liaison between the trustees of the BlackRock Fund and the BlackRock Fund’s service providers; and (iv) providing ongoing business management and support services in connection with the BlackRock Fund’s operations. The administrators may from time to time voluntarily waive administration fees with respect to the BlackRock Fund and may voluntarily reimburse the BlackRock Fund for expenses.

        Under the BlackRock Administration Agreement, the BlackRock Fund pays BlackRock Advisors and PFPC a fee, computed daily and payable monthly, at an aggregate annual rate of (i) 0.075% of the first $500 million of the BlackRock Fund’s average daily net assets, 0.065% of the next $500 million of the BlackRock Fund’s average daily net assets and 0.055% of the BlackRock Fund’s average daily net assets in excess of $1 billion; and (ii) 0.025% of the first $500 million of the average daily net assets allocated to each class of shares of the BlackRock Fund, 0.015% of the next $500 million of the average daily net assets allocated to each class of shares of the BlackRock Fund and 0.005% of the average daily net assets allocated to each class of shares of the BlackRock Fund

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in excess of $1 billion. Applying this fee schedule, the BlackRock Fund’s effective administrative fee rate was [      ]% of the BlackRock Fund’s average daily net assets for the twelve months ended December 31, 2005.

        ML Fund. FAM provides administrative services to the ML Fund pursuant to the ML Advisory Agreement. Under the ML Advisory Agreement, FAM provides certain administrative services to the ML Fund and provides (or causes its affiliates to provide) for the ML Fund’s office space, facilities and necessary personnel as well as the fees of those Trustees and officers of the ML Fund who are affiliated persons of FAM or any of its affiliates.

        Combined Fund. Following the Reorganization, BlackRock Advisors will provide the combined fund with administrative services pursuant to the New Investment Advisory Agreement, the major elements of which are described above.

Other Service Providers

        BlackRock Fund. PFPC, located at 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the administrator, transfer agent and dividend disbursing agent for the BlackRock Fund. PFPC Trust Company, located at 8800 Tinicum Boulevard, Philadelphia, Pennsylvania 19153, serves as the BlackRock Fund’s custodian. PFPC and PFPC Trust Company are each affiliates of PNC. __________________________, located at _____________________________, is the independent registered public accounting firm for the BlackRock Fund. BlackRock Distributors, Inc. (“BlackRock Distributors”), located at 760 Moore Road, King of Prussia, Pennsylvania 19406, an affiliate of PNC, serves as the distributor and principal underwriter for the BlackRock Fund.

        ML Fund. State Street Bank and Trust Company, located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian for the ML Fund. Financial Data Services, Inc., located at 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, serves as the transfer agent of the ML Fund. _______________, located at _______________________, is the independent registered public accounting firm for the ML Fund. FAM Distributors, Inc. (“FAM Distributors”), located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, an affiliate of FAM, serves as the distributor and principal underwriter for the ML Fund.

        Combined Fund. Immediately following the Reorganization, the ML Fund’s service providers, other than the transfer agent, are expected to service the combined fund. PFPC, the BlackRock Fund’s transfer agent, is expected to serve as the transfer agent for the combined fund. The combined fund will continue to be distributed by FAM Distributors, as a co-distributor, along with the addition of BlackRock Distributors as a co-distributor. Any changes in service providers thereafter are not expected to affect the nature or quality of services provided to the Fund or its shareholders.

Distribution and Service Fees

        BlackRock Fund. The BlackRock Fund has adopted a plan (the “BlackRock Fund Distribution Plan”) that allows the BlackRock Fund to pay distribution fees for the sale of its shares pursuant to Rule 12b-1 under the 1940 Act and shareholder servicing fees for certain services provided to its shareholders.

        Under the BlackRock Fund Distribution Plan, Investor A Shares pay a fee (a distribution fee) to BlackRock Distributors and/or affiliates of PNC (including BlackRock Advisors) for distribution and sales support services. The distribution fees may also be used to pay affiliated and unaffiliated brokers, dealers, financial institutions and industry professionals (including BlackRock Advisors, PNC and its affiliates) (“Service Organizations”) for sales support services and related expenses. All Investor A Shares currently may pay a maximum distribution fee of 0.10% per year; however, such fee is currently being waived by the BlackRock Fund, and, upon the closing of the Reorganization, such fee will be eliminated for the combined fund.

        Under the BlackRock Fund Distribution Plan, the BlackRock Fund also pays shareholder servicing fees to Service Organizations whereby the Service Organizations provide support services to their customers who own Investor A Shares and Service Shares in return for these fees. The BlackRock Fund may pay a shareholder servicing fee of up to 0.25% per year of the average daily net asset value of Investor A Shares and Service Shares of the BlackRock Fund. All Investor A Shares and Service Shares of the BlackRock Fund pay this shareholder servicing fee. Institutional Shares and BlackRock Shares do not pay distribution or shareholder servicing fees.

        ML Fund. The ML Fund has adopted plans of distribution pursuant to Rule 12b-1 under the 1940 Act (the “ML Fund Distribution Plans”). Under the ML Fund Distribution Plans, the ML Fund pays annual service and distribution fees to FAM Distributors at a rate of up to 0.10% of average daily net assets for Class A Shares and 0.35% of average daily net assets for each of Class B Shares and Class C Shares. These fees are used to cover the costs of the Fund’s marketing and distribution efforts, such as compensating financial advisers and other financial

23

intermediaries. Class I Shares do not have distribution or service fees. In connection with the Reorganization, the ML Fund will adopt a form of Distribution Plan substantially similar to the ML Fund Distribution Plans with respect to its newly-created Investor A and Service Shares, pursuant to which the ML Fund will pay annual service fees at a rate of up to 0.25% of average daily net assets for Investor A and Service Shares.

        Combined Fund. Following the Reorganization, the combined fund will use the ML Fund Distribution Plans, as described above, for its currently existing share classes and will adopt a similar form of Distribution Plans for its newly-created Investor A and Service Shares with distribution and service fees as described above with respect to the BlackRock Fund. Institutional and BlackRock Shares will not pay distribution or shareholder servicing fees.

        For more information on the ML Fund Distribution Plans or the BlackRock Fund Distribution Plan, including a complete list of services provided thereunder, see the ML Fund Prospectus (a copy of which accompanies this Combined Prospectus/Proxy Statement) and the BlackRock Fund Prospectus, respectively.

Purchase, Exchange, Redemption and Valuation of Shares

        Procedures for the purchase, exchange, redemption and valuation of shares of the ML Fund and the BlackRock Fund are similar. Shareholders should refer to the ML Fund Prospectus (a copy of which accompanies this Combined Prospectus/Proxy Statement) and the BlackRock Fund Prospectus for the specific procedures applicable to purchases, exchanges and redemptions of shares. In addition to the policies described below, certain fees may be assessed in connection with the purchase, exchange and redemption of shares. See “Summary —Fees and Expenses” above. The following discussion describes the policies and procedures related to the purchase, exchange, redemption and valuation of shares of the ML Fund, which policies and procedures will be used by the combined fund.

        Purchasing Shares. The class structure and purchase and distribution procedures for shares are substantially similar for both the BlackRock Fund and the ML Fund. The ML Fund currently offers four classes of shares of common stock. The BlackRock Fund currently offers four classes of shares of beneficial interest. The ML Fund’s Class I Shares are similar to the BlackRock Fund’s Institutional Shares. The BlackRock Fund also offers Service Shares and BlackRock Shares. For a complete discussion of the classes of shares and the purchase and distribution procedures related thereto for the ML Fund, see “Your Account--Pricing of Shares,” “--How to Buy, Sell, Transfer and Exchange Shares” and “-- How Shares are Priced” in the ML Fund Prospectus and, for the BlackRock Fund, see “About Your Investment - How to Buy/Sell Shares” in the BlackRock Fund Prospectus.

        Exchanging Shares. Shareholders can exchange Class A, Class B, Class C and Class I Shares of the ML Fund for shares of certain other funds advised by MLIM or its affiliate FAM (“MLIM/FAM-advised funds”). The shareholder must have held the shares used in the exchange for at least 15 calendar days before he or she can exchange to another fund. Class A, Class B, Class C and Class I Shares are generally exchangeable for shares of the same class of another MLIM/FAM-advised fund. If a shareholder owns Class I Shares and wishes to exchange into a fund in which he or she has no Class I Shares (and is not eligible to purchase Class I Shares), the shareholder will exchange into Class A Shares. Some of the MLIM/FAM-advised funds impose a different initial or deferred sales charge schedule. If a shareholder exchanges Class A or Class I Shares for shares of a fund with a higher initial sales charge than the shareholder originally paid, the shareholder will be charged the difference at the time of exchange. If a shareholder exchanges Class B Shares for shares of a fund with a different deferred sales charge schedule, the higher schedule will apply. The time the shareholder holds Class B or Class C Shares in both funds will count when determining his or her holding period for calculating a deferred sales charge at redemption. If a shareholder exchanges Class A or Class I Shares for money market fund shares, he or she will receive Class A Shares of Summit Cash Reserves Fund. Class B or Class C Shares of the ML Fund will be exchanged for Class B Shares of Summit Cash Reserves Fund.

        Shareholders of Investor A Shares of the BlackRock Fund may exchange their shares for shares of the same class of another BlackRock Fund. Currently, shareholders may not exchange Institutional Shares of the BlackRock

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Fund for Institutional Shares of another BlackRock fund; however, after the closing of the Reorganization, shareholders will have the right to exchange Institutional Shares of the BlackRock Fund for Institutional Shares of another BlackRock fund. Shareholders may make an exchange by sending a written request to the BlackRock Fund or telephoning the BlackRock Fund once an account is set up unless a shareholder previously indicated that he or she did not want this option.

        Following the Reorganization, BlackRock Fund shareholders who receive Investor A or Institutional Shares of the ML Fund will have the right to exchange such shares for Investor A or Class A, or Institutional or Class I Shares, respectively, of another fund advised by BlackRock Advisors, using the same procedures currently applicable to the ML Fund, as described above. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the BlackRock Fund will be “tacked” to the holding period of the newly acquired shares of the other fund.

        Redeeming Shares. The redemption procedures for shares of the ML Fund are substantially similar to the redemption procedures for shares of the BlackRock Fund. See “Your Account —Merrill Lynch Select PricingSM System,” “—How to Buy, Sell, Transfer and Exchange Shares,” “—How Shares are Priced”and “—Participation in Fee-Based Programs” in the ML Fund Prospectus and “About Your Investment - How to Buy/Sell Shares” in the BlackRock Fund Prospectus.

        Valuation of Shares. The ML Fund calculates the net asset value (the “NAV”) of each class of its shares (generally by using market quotations) each day the New York Stock Exchange (the “NYSE”) is open as of the close of business on the NYSE based on prices at the time of closing. The NYSE generally closes at 4:00 p.m. Eastern time. The NAV used in determining share price is the next one calculated after the purchase or redemption order is placed.

        The ML Fund generally values its portfolio securities using market prices provided by an independent pricing service approved by the ML Company’s Board of Trustees. If market quotations are not readily available or, in the investment adviser’s judgment, they do not accurately reflect fair value for a security, that security may be valued by another method that the Board of Trustees believes more accurately reflects the fair value. The Board has adopted valuation procedures for the ML Fund and has delegated the day-to-day responsibility for fair value determinations to the investment adviser’s Valuation Committee. Fair value determinations may be made by the ML Fund’s independent pricing service using a matrix pricing system or by the Valuation Committee after consideration of the material factors that may affect the value of a particular security. Fair value determinations by the investment adviser that materially affect the ML Fund’s NAV are subject to review, approval or ratification, as appropriate, by the Board of Trustees. The ML Fund’s use of fair value pricing is designed to ensure that the ML Fund’s NAV reflects the value of its underlying portfolio securities as accurately as possible. There can be no assurance, however, that a fair value used by the ML Fund on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities on that day.

        Following the Reorganization, NAV will be determined in a manner consistent with the ML Fund’s procedures, as described above.

Market Timing

        Each Fund discourages and does not accommodate frequent purchases and redemptions of shares by Fund shareholders, and each Fund’s Board has adopted policies and procedures to deter such frequent purchases and redemptions. For further information with respect to the ML Fund’s or the BlackRock Fund’s policies with respect to market timing, see the BlackRock Fund Prospectus or the ML Fund Prospectus (a copy of which accompanies this Combined Prospectus/Proxy Statement).

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  FINANCIAL HIGHLIGHTS

        Financial highlights tables for the existing share classes of the ML Fund may be found in the ML Fund’s current prospectus, a copy of which accompanies this Combined Prospectus/Proxy Statement. Financial highlights tables for the share classes of the BlackRock Fund may be found in the BlackRock Fund Prospectus.

INFORMATION ABOUT THE REORGANIZATION

General

        Under the Reorganization Agreement, the BlackRock Fund will transfer all of its assets and certain stated liabilities to the ML Fund in exchange for Investor A, Institutional, Service and BlackRock Shares of the ML Fund. For more details about the Reorganization Agreement, see Appendix B--”Form of Agreement and Plan of Reorganization.” The shares of the ML Fund issued to the BlackRock Fund will have an aggregate net asset value equal to the aggregate net asset value of the BlackRock Fund shares outstanding immediately prior to the Reorganization. Upon receipt by the BlackRock Fund of the shares of the ML Fund, the BlackRock Fund will distribute the shares to BlackRock Fund shareholders. Then, as soon as practicable after the Closing Date (as defined in Appendix B), the BlackRock Fund will be terminated as a series of BlackRock Funds under applicable state law.

        The distribution of ML Fund shares to BlackRock Fund shareholders will be accomplished by opening new accounts on the books of the ML Fund in the names of the BlackRock Fund shareholders and transferring to those shareholder accounts the shares of the ML Fund. Such newly-opened accounts on the books of the ML Fund will represent the respective pro rata number of shares of the same or a similar class of the ML Fund that the BlackRock Fund receives under the terms of the Reorganization Agreement. See “Terms of the Reorganization Agreement” below.

        Accordingly, as a result of the Reorganization, each BlackRock Fund shareholder will own the same or a similar class of shares of the ML Fund having an aggregate net asset value immediately after the Closing Date equal to the aggregate net asset value of that shareholder’s BlackRock Fund shares immediately prior to the Closing Date. The Reorganization will not result in dilution of either Fund’s net asset value. However, as a result of the Reorganization, a shareholder of either the ML Fund or the BlackRock Fund will hold a reduced percentage of ownership in the larger combined fund than the shareholder did in either of the separate Funds.

        No sales charge or fee of any kind will be assessed to the BlackRock Fund shareholders in connection with their receipt of shares of the ML Fund in the Reorganization, although under certain circumstances shareholders who receive Investor A shares in the Reorganization will continue to be subject to a contingent deferred sales charge if they sell such shares after the Reorganization before the applicable holding period expires. The holding period with respect to any contingent deferred sales charge applicable to shares of the ML Fund acquired in the Reorganization will be measured from the earlier of the time (i) the shares were purchased from the BlackRock Fund or (ii) shares were purchased from any other BlackRock fund and subsequently were exchanged for shares of the BlackRock Fund. Redemptions made after the Reorganization may be subject to contingent deferred sales charges and/or redemption fees.

Terms of the Reorganization Agreement

        Pursuant to the Reorganization Agreement, the ML Fund will acquire all of the assets and certain stated liabilities of the BlackRock Fund on the Closing Date in consideration for shares of the ML Fund.

        On the Closing Date, the BlackRock Fund will transfer to the ML Fund all of its assets in exchange solely for Investor A, Institutional, Service and BlackRock Shares of the ML Fund that are equal in value to the value of the net assets of the BlackRock Fund transferred to the ML Fund as of the Closing Date, as determined in accordance with the ML Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties, and the assumption by the ML Fund of certain stated liabilities of the BlackRock Fund provided for in an agreed upon schedule prior to the Closing Date. In order to minimize any potential for undesirable federal

26

income and excise tax consequences in connection with the Reorganization, the BlackRock Fund will distribute on or before the Closing Date all of its undistributed net investment income and net capital gains as of such date.

        The BlackRock Fund expects to distribute the shares of the ML Fund to the shareholders of the BlackRock Fund promptly after the Closing Date. Thereafter, the BlackRock Fund will be terminated as a series of BlackRock Funds under Massachusetts law.

        The BlackRock Fund and the ML Fund have made certain standard representations and warranties to each other regarding capitalization, status and conduct of business.

        Unless waived in accordance with the Reorganization Agreement, the obligations of the parties to the Reorganization Agreement are conditioned upon, among other things:

•	the approval of the Reorganization by BlackRock Fund shareholders;
•	the completion of the transaction between MLIM and BlackRock;
•	the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;
•	the receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;
•	the truth in all material respects as of the Closing Date of the representations and warranties of the parties and performance and compliance in all material respects with the parties’ agreements, obligations and covenants required by the Reorganization Agreement;
•	the effectiveness under applicable law of the registration statement of the ML Fund of which this Combined Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933 pertaining thereto;
•	the declaration of a dividend by the BlackRock Fund to distribute all of its undistributed net investment income and net capital gains; and
•	the receipt of opinions of counsel relating to, among other things, the tax free nature of the Reorganization.

        The Reorganization Agreement may be terminated or amended by the mutual consent of the parties either before or after approval thereof by the shareholders of the BlackRock Fund.

        The BlackRock Fund Board recommends that you vote to approve the Reorganization, as it believes the Reorganization is in the best interests of BlackRock Fund shareholders (as described more fully in “Reasons for the Reorganization” below) and that the interests of existing shareholders of the BlackRock Fund will not be diluted with respect to net asset value as a result of consummation of the proposed Reorganization.

Reasons for the Reorganization

        The factors considered by the BlackRock Fund Board with regard to the Reorganization include, but are not limited to, the following:

•	The investment objectives and policies of the ML Fund and the BlackRock Fund are similar. See “Comparison of the BlackRock Fund and the ML Fund—Investment Objectives and Principal Investment Strategies.”

Through the Reorganization, shareholders will be invested in a combined fund with similar objectives and strategies. As a result, the style and risk/return profile of the combined fund will

27

remain comparable to those of the shareholders’ current investment. In addition, the Reorganization is not expected to cause significant portfolio turnover or transaction expenses from the sale of securities that are incompatible with the investment objective of the combined fund.

•	It is expected that the combined fund will achieve certain operating efficiencies from its larger net asset size.

The larger net asset size of the combined fund should permit the combined fund to achieve certain economies of scale as certain costs can be spread over a larger asset base, and the larger combined fund may achieve greater portfolio diversity and potentially lower portfolio transaction costs.

•	It is expected that the combined fund will have net operating expenses at or below those of the BlackRock Fund prior to the Reorganization.

Shareholders of each class of the BlackRock Fund are expected to experience net operating expenses in the combined fund at or below those they had in the BlackRock Fund prior to the Reorganization. See “Summary — Fees and Expenses” above.

•	There will be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction.

The Reorganization provides for a tax-free transfer of the assets and certain stated liabilities of the BlackRock Fund in exchange for shares of the ML Fund. Shareholders will receive ML Fund shares equivalent to the aggregate net asset value of their BlackRock Fund shares, and will pay no federal income tax on the transaction.

•	Shareholders will have substantially the same services available and will have access to the larger combined fund family with a broader array of options.

Specific service features—such as minimum investments, exchange rules, and automated investing plans—will remain consistent or become more favorable. The new BlackRock will offer an expanded product line consisting of approximately $[ ] billion across [ ] open-end funds under the BlackRock name. Currently, MLIM manages [ ] open-end mutual funds with over $[ ] billion in assets, while BlackRock Advisors manages $[ ] billion across [ ] open-end mutual funds. This broader product line offers certain shareholders greater opportunity to diversify assets by exercising the exchange privilege between funds in the family.

•	The costs associated with the Reorganization will be absorbed by BlackRock and Merrill Lynch, or their affiliates, and will not be borne by shareholders.

Shareholders will not bear any costs associated with the Reorganization, including proxy solicitation expenses and sales charges. Proxy solicitation expenses include legal fees, printing, packaging and postage—all of which will be covered by BlackRock and Merrill Lynch, or their affiliates. Shareholders will not have to pay any sales charge (including any CDSC) on the ML Fund shares received in the Reorganization. For purposes of determining the application of any CDSC after the Reorganization, the holding period for their BlackRock Fund shares will carry over to the ML Fund shares they receive in the Reorganization.

        For these and other reasons, the BlackRock Fund Board unanimously concluded that, based upon the factors and determinations summarized above, consummation of the Reorganization is in the best interests of the BlackRock Fund and its shareholders. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Material U.S. Federal Income Tax Consequences of the Reorganization

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        The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the BlackRock Fund as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Shareholders must consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

        It is a condition to closing the Reorganization that each of the ML Fund and the BlackRock Fund receives an opinion from Sidley Austin LLP, special counsel to the ML Fund, dated as of the Closing Date, that the Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Code and that the BlackRock Fund and the ML Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code. As such a reorganization, the U.S. federal income tax consequences of the Reorganization can be summarized as follows:

•	No gain or loss will be recognized by the ML Fund or the BlackRock Fund upon the transfer of all of the assets of the BlackRock Fund to the ML Fund solely in exchange for the shares of the ML Fund and the assumption by the ML Fund of certain stated liabilities of the BlackRock Fund, or upon the distribution of the shares of the ML Fund by the BlackRock Fund to its shareholders in the subsequent liquidation of the BlackRock Fund.
•	No gain or loss will be recognized by a shareholder of the BlackRock Fund who exchanges all of his, her or its shares of the BlackRock Fund solely for the shares of the ML Fund pursuant to the Reorganization.
•	The aggregate tax basis of the shares of the ML Fund received by a shareholder of the BlackRock Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the BlackRock Fund surrendered in exchange therefor.
•	The holding period of the shares of the ML Fund received by a shareholder of the BlackRock Fund pursuant to the Reorganization will include the holding period of the shares of the BlackRock Fund surrendered in exchange therefor.
•	The ML Fund’s tax basis in the BlackRock Fund’s assets received by the ML Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of the BlackRock Fund immediately prior to the Reorganization.
•	The holding period of the assets of the BlackRock Fund in the hands of the ML Fund will include the period during which those assets were held by the BlackRock Fund.

        The opinion of Sidley Austin LLP will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Sidley Austin LLP will also rely upon certain representations of the management of the ML Fund and the BlackRock Fund and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. An opinion of counsel is not binding on the IRS or any court.

        The ML Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the BlackRock Fund and its shareholders.

        Prior to the Closing Date, the BlackRock Fund will declare a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to its shareholders all of its investment

29

company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Closing Date.

        A portion of the portfolio assets of the BlackRock Fund may be sold in connection with the Reorganization. The tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the BlackRock Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the BlackRock Fund’s shareholders as capital-gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

        The ML Fund will succeed to the capital loss carryforwards of the BlackRock Fund, which should not be limited solely by reason of the Reorganization. In addition, for five years beginning after the Closing Date of the Reorganization, the combined fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to one Fund, if any, with capital loss carryforwards (and certain built-in losses) attributable to the other Fund.

        Shareholders of the BlackRock Fund may redeem their shares or exchange their shares for shares of certain other funds distributed by BlackRock Distributors at any time prior to the closing of the Reorganization. Redemptions and exchanges of shares generally are taxable transactions, unless the shareholder’s account is not subject to taxation, such as an individual retirement account or other tax-qualified retirement plan. Shareholders should consult with their own tax advisers regarding potential transactions.

Expenses of the Reorganization

        BlackRock, BlackRock Advisors’ parent company, and Merrill Lynch, MLIM’s parent company, or their affiliates will share in the expenses incurred in connection with the Reorganization, including all direct and indirect expenses and out-of-pocket costs. Merrill Lynch has agreed to bear the direct and indirect expenses incurred by the ML Fund, and BlackRock has agreed to bear the direct and indirect expenses incurred by the BlackRock Fund, each in connection with the purchase and sale of assets and liquidation and termination of the BlackRock Fund, including all direct and indirect expenses and out-of-pocket costs.

        Expenses incurred in connection with the Reorganization include, but are not limited to: all costs related to the preparation and distribution of materials distributed to each Fund’s Board including legal and accounting costs; all expenses incurred in connection with the preparation of the Reorganization Agreement and a registration statement on Form N-14; SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization; the costs of printing and distributing this Combined Prospectus/Proxy Statement; auditing fees associated with inclusion of each Fund's financial statements in the Form N-14; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization. Neither of the Funds will pay any expenses of shareholders arising out of or in connection with the Reorganization.

        All other expenses of each of the parties shall be paid by the applicable party.

Continuation of Shareholder Accounts and Plans; Share Certificates

        If the Reorganization is approved, the ML Fund will establish an account for each BlackRock Fund shareholder containing the appropriate number of shares of the ML Fund. Shareholders of the BlackRock Fund who are accumulating BlackRock Fund shares under the dividend reinvestment plan, who are receiving payment under the systematic withdrawal plan, or who benefit from special sales programs with respect to BlackRock Fund shares will retain the same rights and privileges after the Reorganization in connection with the shares of the ML Fund received in the Reorganization through similar plans maintained by the ML Fund.

        It will not be necessary for shareholders of the BlackRock Fund to whom certificates have been issued to surrender their certificates. Upon termination of the BlackRock Fund, such certificates will become null and void. No certificates for the ML Fund will be issued.

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Legal Matters

        Certain legal matters concerning the federal income tax consequences of the Reorganization will be passed on by Sidley Austin LLP, counsel to the ML Fund. Certain legal matters concerning the issuance of shares of the ML Fund will be passed on by Bingham McCutchen LLP, Massachusetts counsel to the ML Fund.

OTHER INFORMATION

Capitalization

        The following table sets forth as of February 28, 2006: (i) the unaudited capitalization of the BlackRock Fund; (ii) the unaudited capitalization of the ML Fund; and (iii) the unaudited pro forma combined capitalization of the ML Fund assuming the Reorganization has been approved. The capitalizations are likely to be different when the Reorganization is scheduled to be completed as a result of daily share purchase and redemption activity.

Fund	Net Assets	Shares Outstanding	Net Asset Value Per Share
BlackRock Fund
Investor A	$ 858.21	85.133	$10.08
Institutional	9,838,591	991,971	9.92
Service	101.20	10.028	10.09
BlackRock	22,224,353	2,238,837	9.93

Total	$ 32,063,903

ML Fund
Class A	$118,111,297	11,877,814	$ 9.94
Class B	30,008,403	3,020,170	9.94
Class C	74,109,543	7,490,562	9.89
Class I	162,968,458	16,403,195	9.94

Total	$385,197,701

ML Fund — Pro Forma Combined
Investor A	$ 858.21	85.133	$10.08
Investor A1	118,111,297	11,877,814	9.94
Investor B1	30,008,403	3,020,170	9.94
Investor C1	74,109,543	7,490,562	9.89
Institutional	172,807,049	17,393,475	9.94
Service	101.20	10.028	10.09
BlackRock	22,224,353	2,238,837	9.93

Total	$417,261,604

Shareholder Information

        As of [     ], 2006, the BlackRock Fund had outstanding [     ] shares. As of [      ], 2006, the Trustees and officers of BlackRock Funds as a group owned less than 1% of the outstanding shares of the BlackRock Fund. As of [     ], 2006, no person was known by the BlackRock Fund to own beneficially or of record 5% or more of any class of shares of the BlackRock Fund except as follows:

Name & Address	Class; Type of Ownership	% of Class	% of BlackRock Fund	% of Combined Fund Post-Closing
[TO COME]

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        As of [        ], 2006, there were [        ] shares of the ML Fund outstanding. As of such date, the trustees and officers of the ML Company as a group owned less than 1% of the shares of the ML Fund. As of [          ], 2006, no person was known by the ML Fund to own beneficially or of record 5% or more of any class of shares of the ML Fund except as follows:

Name & Address	Class; Type of Ownership	% of Class	% of ML Fund	% of Combined Fund Post-Closing
[TO COME]

Shareholder Rights and Obligations

        While the BlackRock Fund and the ML Fund are different entities and, thus, governed by different organizational documents, the Reorganization will not result in material differences in shareholder rights. The shares of the ML Fund to be distributed to shareholders of the BlackRock Fund will generally have the same legal characteristics as the shares of the BlackRock Fund with respect to such matters as voting rights, accessibility, and transferability.

        The BlackRock Fund and the ML Fund are different companies. Under their organizational documents, the BlackRock Fund and the ML Fund are each authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share and $0.10 per share, respectively. The BlackRock Fund Board and the ML Fund Board may, without limitation, classify or reclassify any unissued shares of the BlackRock Fund or the ML Fund into any number of additional classes of shares. The BlackRock Fund Board and the ML Fund Board may also, without limitation, classify or reclassify any unissued shares into one or more additional series, each with its own assets and liabilities. The BlackRock Fund currently offers four classes of shares (Investor A, Institutional, Service and BlackRock Shares). The ML Fund currently offers four classes of shares (Class A, B, C and I Shares which will be renamed Investor A1, Investor B1, Investor C1 and Institutional Shares, respectively), and, in connection with the Reorganization, will issue an additional three new classes of shares (Investor A, Service and BlackRock Shares).

        Each of the BlackRock Fund and the ML Fund will continue indefinitely until terminated.

        With respect to each Fund, shares of the same class within such Fund have equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately. Each Fund and class of shares within such Fund bears its own expenses related to its distribution of shares (and other expenses such as shareholder or administrative services).

        Unless (i) the ML Fund Board has determined that a matter only affects the interests of one or more class or classes (in which case only shareholders of the affected class or classes are entitled to vote) or (ii) otherwise required by applicable law, on any matter submitted to a vote of shareholders of the ML Fund, all shares entitled to vote are voted in the aggregate and not by class. The shares of the BlackRock Fund have substantially similar voting rights.

        There are no preemptive rights in connection with shares of either Fund. When issued in accordance with the provisions of their respective prospectuses, all shares are fully paid and non-assessable.

        The ML Fund is a series of the ML Company and the BlackRock Fund is a series of BlackRock Funds. The ML Company is a corporation organized under the laws of the State of Maryland. BlackRock Funds is a business trust organized under the laws of the Commonwealth of Massachusetts.

        The foregoing is only a summary of certain rights of shareholders under the charter documents governing the BlackRock Fund and the ML Fund and applicable state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

Shareholder Proposals

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        The Funds do not hold regular annual meetings of shareholders. As a general matter, the ML Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. In the event the Reorganization is not completed, the BlackRock Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the BlackRock Fund should send such proposal to BlackRock, Inc., Attn: Robert Connolly, 40 East 52nd St., New York, New York 10022. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the ML Fund should send such proposal to the Secretary of the ML Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of the Funds a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

Solicitation of Proxies

        Solicitation of proxies is being made on behalf of the BlackRock Fund and the BlackRock Fund Board primarily by the mailing of this Notice and Combined Prospectus/Proxy Statement with its enclosures on or about June [        ], 2006. BlackRock Fund shareholders whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the BlackRock Fund and its affiliates as well as dealers or their representatives may, without additional compensation, solicit proxies in person or by mail, telephone, facsimile or oral communication. The BlackRock Fund has retained Computershare Fund Services (“Computershare”), a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. BlackRock Fund shareholders may receive a telephone call from Computershare asking them to vote. The proxy solicitation expenses in connection with combinations of the BlackRock funds with certain ML funds are estimated to be approximately $[         ] million, all of which will be borne by BlackRock and Merrill Lynch, or their affiliates.

        Brokerage firms and others will be reimbursed for their expenses in forwarding solicitation material to the beneficial owners of shares of the BlackRock Fund. Representatives of BlackRock Advisors and its affiliates and other representatives of the BlackRock Fund may also solicit proxies. Questions about the proposal should be directed to [BlackRock Advisors] at [telephone], [address].

        Computershare and its agents will assist with the mailing and tabulation effort and may also solicit Proxies by contacting shareholders by telephone. The costs of solicitation will be borne by the MLIM and BlackRock investment management organizations. The cost for the services of Computershare in connection with combinations of the BlackRock funds with certain MLIM funds is not expected to exceed $[         ] million.

VOTING INFORMATION AND REQUIREMENTS

General

        This Combined Prospectus/Proxy Statement is furnished in connection with the proposed Reorganization of the BlackRock Fund into the ML Fund and the solicitation of proxies by and on behalf of the BlackRock Fund Board for use at the Special Meeting of shareholders of the BlackRock Fund. The Special Meeting will be held on [         ], 2006 at [       ] p.m., Eastern time, at the offices of [        ] at [address], or at such later time as is made necessary by adjournment.

        As of [       ], 2006, the BlackRock Fund had the following number of shares outstanding:

Share Class	Number of Shares
Investor A	[ ]
Service	[ ]
Institutional	[ ]
BlackRock	[ ]

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        Only shareholders of record on [        ], 2006 will be entitled to notice of and to vote at the Special Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

Shareholder Approval

        Approval by the BlackRock Fund of the proposed Reorganization will require the affirmative vote of the holders of a majority of the outstanding shares entitled to vote, as defined under the 1940 Act. The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of shares of all classes of a fund present or represented by proxy at the Special Meeting, voting together as a single class, if holders of more than 50% of the outstanding shares of all classes, taken as a single class, are present or represented by proxy at the Special Meeting; or (ii) more than 50% of the total number of outstanding shares of all classes of such fund, voting together as a single class. If the shareholders fail to approve the proposed Reorganization, the Reorganization will not occur. The BlackRock Fund Board has fixed the close of business on [           ], 2006 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting. BlackRock Fund shareholders on the Record Date are entitled to one vote for each share held, with no shares having cumulative voting rights.

        If a proxy authorization (“Proxy”) is properly given in time for a vote at the Special Meeting (either by returning the paper Proxy form or by submitting a Proxy by telephone or over the internet), the shares of the BlackRock Fund represented thereby will be voted at the Special Meeting in accordance with the shareholder’s instructions. The Proxy grants discretion to the persons named therein, as proxies, to take such further action as they may determine appropriate in connection with any other matter which may properly come before the Special Meeting or any adjournments thereof. The BlackRock Fund Board does not currently know of any matter to be considered at the Special Meeting other than the matters set forth in the Notice of Special Meeting of Shareholders.

        A majority of the outstanding shares entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting.

        The persons named as proxies may, whether or not a quorum is present, propose one or more adjournments of the Special Meeting on behalf of the BlackRock Fund without further notice to permit further solicitation of Proxies, provided such persons determine that an adjournment and additional solicitation are reasonable and in the interest of the shareholders of the BlackRock Fund, after consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the BlackRock Fund present in person or by proxy and entitled to vote at the session of the Special Meeting to be adjourned. Those proxies that are instructed to vote in favor of the Reorganization will vote in favor of any such adjournment, and those proxies that are instructed to vote against the Reorganization will vote against any such adjournment, as applicable.

        All properly executed Proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. For purposes of determining the presence of a quorum for transacting business at the Special Meeting and determining whether sufficient votes have been received for approval of any proposal to be acted upon at the Special Meeting, abstentions may, in the discretion of the BlackRock Fund, be treated as shares which are present at the Special Meeting and entitled to vote on the matter, but which have not been voted. Unless instructions to the contrary are marked, properly executed Proxies will be voted “For” the approval of the proposed Reorganization. Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) will be counted as present for purposes of a quorum but would have the same effect as votes “Against” the Reorganization.

        Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each proposal before the Special Meeting. The New York Stock Exchange (the “NYSE”) has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer firms’ request for voting instructions may not vote such customer’s shares on the Reorganization

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proposal. A signed proxy card or other authorization by a beneficial owner of shares that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the applicable proposal.

Manner of Voting

        BlackRock Fund shareholders may vote by appearing in person at the Special Meeting, by returning the enclosed Proxy form or by casting their vote via telephone or the internet using the instructions provided on the enclosed Proxy form. Any shareholder who has given a Proxy, whether in written form, by telephone or over the internet, may revoke it at any time prior to its exercise by submitting a subsequent written, telephonic or electronic vote, by giving written notice of revocation to the Secretary of the BlackRock Fund, or by voting in person at the Special Meeting.

        Voting by Mail. To vote by mail, you should date and sign the Proxy form included with this Combined Prospectus/Proxy Statement, indicate your vote on the proposal, and return the form in the envelope provided.

        Voting by Telephone. There are two convenient methods to vote by telephone. If telephone voting is available for your account, a toll-free telephone number will be printed on your Proxy form. Prior to calling, you should read the Combined Prospectus/Proxy Statement and have your Proxy form at hand. (Please note, however, that telephone voting may not be available to shareholders whose shares are held by a broker or other intermediary on the shareholder’s behalf.)

        First, you may use the automated touch-tone voting method by calling the toll-free number provided on the Proxy form. At the prompt, follow the menu.

        Second, a separate toll-free number is provided on the Proxy form for shareholders who wish to speak to a telephone representative directly and give verbal instructions. The telephone representative will assist the shareholder with the voting process. The representative will not be able to assist a shareholder with information that is not contained in the Combined Prospectus/Proxy Statement, and the representative will not make recommendations on how to vote on the proposal.

        A written confirmation of your telephone instructions will be mailed within [72 hours]. You should immediately call [        ] toll-free between [9 A.M. and 6 P.M. Monday through Friday] Eastern time if no confirmation is received or if your instructions have not been properly reflected.

        Internet Voting. To vote over the internet, please log on to [website] and click on the proxy voting button. Prior to logging on, you should read the Combined Prospectus/Proxy Statement and have your Proxy form at hand. After logging on, follow the instructions on the screen. If you receive more than one Proxy form, you may vote them during the same session. (Please note, however, that internet voting may not be available to shareholders whose shares are held by a broker or other intermediary on the shareholder’s behalf.)

        Additional Information. Shareholders voting their Proxies by telephone or over the internet need not return their Proxy forms by mail.

        A person submitting votes by telephone or over the internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the telephone or the internet to submit voting instructions, the shareholder is authorizing Computershare, a proxy solicitation firm, and its agents, to execute a Proxy to vote the shareholder’s shares at the Special Meeting as the shareholder has indicated.

        The BlackRock Fund believes that the procedures for authorizing the execution of a Proxy by telephone or over the internet set forth above are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.

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        You are requested to fill in, sign and return the enclosed Proxy form promptly even if you expect to be present in person at the meeting since you can always reverse your vote at the meeting and unexpected circumstances might prevent you from attending. No postage is necessary if mailed in the United States.

[       ], 2006

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APPENDIX A

FUNDAMENTAL INVESTMENT RESTRICTIONS

BlackRock UltraShort Municipal Portfolio

        The BlackRock Fund may not:

1. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

2. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

3. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Fund’s investment objective, policies and limitations may be deemed to be underwriting.

4. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities and securities indices, futures contracts and options on futures contracts.

5. Purchase securities of companies for the purpose of exercising control.

6. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to the Fund’s transactions in futures contracts and related options or the Fund’s sale of securities short against the box, and (b) the Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

7. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Fund may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

8. Make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities.

9. Purchase or sell commodities, except that the Fund may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, may engage in currency transactions and may enter into futures contracts and related options.

10. Purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

11. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from banks or enter into reverse repurchase agreements or dollar rolls in amounts aggregating not more than 33 1/3% of the value of its total assets (calculated when the loan is made) to take advantage of investment

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opportunities and may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. The Fund is also authorized to borrow an additional 5% of its total assets without regard to the foregoing limitations for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a “when-issued,” delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

In addition, in compliance with Rule 35d-1 under the 1940 Act, the BlackRock Fund’s requirement that it invest at least 80% of its assets in certain municipal obligations, as described in the BlackRock Fund’s Prospectus, is a fundamental policy that may be changed only by a vote of the holders of a majority of the Fund’s outstanding shares.

Unless otherwise indicated, all limitations apply only at the time that a transaction is undertaken. Any change in the percentage of the BlackRock Fund’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the BlackRock Fund’s total assets will not require the BlackRock Fund to dispose of an investment until the adviser or sub-adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences.

Short-Term Portfolio

        The ML Fund may not:

(1) Make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act.

(2) Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

(3) Make investments for the purpose of exercising control or management.

(4) Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies, which invest in real estate or interests therein.

(5) Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time.

(6) Issue senior securities to the extent such issuance would violate applicable law.

(7) Borrow money, except that (i) the Fund may borrow from banks (as defined in the 1940 Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

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(8) Underwrite securities of other issuers, except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

(9) Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

Under the ML Fund’s non-fundamental investment restrictions, the ML Fund Portfolio may not:

a. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the ML Fund will not purchase shares of any registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the 1940 Act, at any time its shares are owned by another investment company that is part of the same group of investment companies as the ML Fund.

b. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The ML Fund currently does not intend to engage in short sales, except short sales “against the box.”

c. Invest in securities that cannot be readily resold or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its net assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Board of Directors of the ML Fund has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (a “Rule 144A Security”) and determined to be liquid by the ML Fund’s Board of Directors are not subject to the limitations set forth in this investment restriction.

d. Notwithstanding fundamental investment restriction (7) above, the ML Fund currently does not intend to borrow amounts in excess of 10% of the total assets of the ML Fund, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of ML Fund shares. In addition, the ML Fund will not purchase securities while borrowings are outstanding.

Except with respect to restriction (7), if a percentage restriction of the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

Also for purposes of investment restriction (2), tax-exempt securities issued by states, municipalities and their political subdivisions are not considered to be part of any industry.

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APPENDIX B

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

        THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [        ] day of [        ], 2006, by Merrill Lynch Municipal Bond Fund, Inc., a registered investment company and a Maryland corporation (“ML Muni Bond Fund”) with respect to Short-Term Portfolio, a separate portfolio of ML Muni Bond Fund (“ML Short-Term”) and BlackRock FundsSM, a registered investment company and a Massachusetts business trust (the “BlackRock Funds”), with respect to UltraShort Municipal Portfolio, a separate series of the BlackRock Funds (the “BR UltraShort”).

        This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all of the assets of BR UltraShort in exchange for Investor A, Institutional, Service and BlackRock Shares of ML Short-Term (“ML Short-Term Shares”); (ii) the assumption by ML Short-Term of the Stated Liabilities (as defined in paragraph 1.3) of BR UltraShort; and (iii) the distribution, after the Closing Date (as defined in paragraph 3.1), of the ML Short-Term Shares to the shareholders of BR UltraShort and the termination, dissolution and complete liquidation of BR UltraShort, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

        WHEREAS, ML Short-Term is a separate portfolio of ML Muni Bond Fund; and BR UltraShort is a separate series of BlackRock Funds; ML Muni Bond Fund and BlackRock Funds are open-end, registered management investment companies within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), and BR UltraShort owns securities that generally are assets of the character in which ML Short-Term is permitted to invest;

        WHEREAS, each of ML Short-Term and BR UltraShort is properly treated as a “regulated investment company” under Subchapter M of the Code;

        WHEREAS, ML Short-Term is authorized to issue its shares of common stock;

        WHEREAS, the Board of Directors of ML Muni Bond Fund has determined that the Reorganization is in the best interests of ML Short-Term and that the interests of the existing shareholders of ML Short-Term will not be diluted as a result of the Reorganization;

        WHEREAS, the Board of Trustees of BlackRock Funds on behalf of BR UltraShort has determined that the Reorganization is in the best interests of BR UltraShort and that the interests of the existing shareholders of BR UltraShort will not be diluted as a result of the Reorganization;

        NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF BR ULTRASHORT IN EXCHANGE FOR
ML SHORT-TERM SHARES AND THE ASSUMPTION OF BR ULTRASHORT STATED LIABILITIES AND
LIQUIDATION OF BR ULTRASHORT

        1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, BR UltraShort agrees to convey, transfer and deliver the assets of BR UltraShort described in paragraph 1.2 to ML Short-Term free and clear of all liens, encumbrances and claims whatsoever. In exchange, ML Short-Term agrees: (a) to deliver to BR UltraShort the number of full and fractional

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shares of each corresponding class of ML Short-Term, determined by dividing: (i) the aggregate value of BR UltraShort’s assets, net of the liabilities of BR UltraShort, attributable to each share class of BR UltraShort (as set forth below), computed in the manner and as of the time and date set forth in paragraph 2.1, by (ii) the net asset value of one ML Short-Term Share of the corresponding class (as set forth below) computed in the manner and as of the time and date set forth in paragraph 2.2; and (b) to assume the Stated Liabilities of BR UltraShort described in paragraph 1.3. Such transactions shall take place at the closing (the “Closing”) provided for in paragraph 3.1.

        The classes of shares of ML Short-Term correspond to the classes of shares of BR UltraShort as follows: newly-created Investor A shares of ML Short-Term correspond to Investor A shares of BR UltraShort; Class I Shares of ML Short-Term (to be redesignated Institutional shares) correspond to Institutional Shares of BR UltraShort; newly-created Service Shares of ML Short-Term correspond to Service Shares of BR UltraShort; and newly-created BlackRock Shares of ML Short-Term correspond to BlackRock Shares of BR UltraShort.

        1.2 ASSETS TO BE ACQUIRED. The assets of BR UltraShort to be acquired by ML Short-Term shall consist of all property owned by BR UltraShort, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records belonging to BR UltraShort, any deferred or prepaid expenses shown as an asset on the books of BR UltraShort on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 7.3 and other than BR UltraShort’s rights under this Agreement (the “Assets”).

        BR UltraShort will, within 7 days prior to the Closing Date, furnish ML Short-Term with (a) a list of BR UltraShort’s portfolio securities and other investments and (b) a list of BR UltraShort’s “historic business assets,” which are defined for this purpose as (i) those assets that were acquired by BR UltraShort prior to the date of the approval of the Reorganization by the Board of Trustees of BlackRock Funds on behalf of BR UltraShort, and (ii) those assets that were acquired subsequent to such board approval but in accordance with BR UltraShort’s investment objectives and not with a view to, or in anticipation or as part of, the Reorganization. ML Short-Term will, within 3 days prior to the Closing Date, furnish BR UltraShort with a list of the securities and other instruments, if any, on BR UltraShort’s list referred to above that do not conform to ML Short-Term’s investment objectives, policies and restrictions. If requested by ML Short-Term, BR UltraShort will dispose of securities and other instruments on ML Short-Term’s list before the Closing Date. In addition, if it is determined that the portfolios of BR UltraShort and ML Short-Term, when aggregated, would contain investments exceeding certain percentage limitations imposed upon ML Short-Term with respect to such investments, BR UltraShort, if requested by ML Short-Term, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. After BR UltraShort furnishes ML Short-Term with the list described above, BR UltraShort will not, without the prior approval of ML Short-Term, acquire any additional securities other than securities which ML Short-Term is permitted to purchase, pursuant to its investment objective and policies or otherwise (taking into consideration its own portfolio composition as of such date). Notwithstanding the foregoing, (a) nothing herein will require BR UltraShort to dispose of any portfolio, securities or other investments, if, in the reasonable judgment of BlackRock Funds’ Board of Trustees on behalf of BR UltraShort or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of BR UltraShort and (b) nothing will permit BR UltraShort to dispose of any portfolio securities or other investments if, in the reasonable judgment of ML Muni Bond Fund’s Board of Directors or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of BR UltraShort.

        1.3 LIABILITIES TO BE ASSUMED. BR UltraShort will endeavor to identify and discharge, to the extent practicable, all of its liabilities and obligations, including all liabilities relating to operations, before the Closing Date. ML Short-Term shall assume only those accrued and unpaid liabilities of BR UltraShort set forth in BR UltraShort’s statement of assets and liabilities as of the Closing Date delivered by BR UltraShort to ML Short-Term pursuant to paragraph 5.2 (the “Stated Liabilities”). ML Short-Term shall assume only the Stated Liabilities and shall not assume any other debts, liabilities or obligations of BR UltraShort.

        1.4 STATE FILINGS. Prior to the Closing Date, (i) BlackRock Funds or BR UltraShort shall make any filings with the Commonwealth of Massachusetts that are required under the laws of the Commonwealth of

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Massachusetts to be made prior to the Closing Date, and (ii) ML Muni Bond Fund or ML Short-Term shall make any filings with the State of Maryland that are required under the laws of the State of Maryland to be made prior to the Closing Date.

        1.5 LIQUIDATION AND DISTRIBUTION. On or as soon as practicable after the Closing Date BR UltraShort will distribute in complete liquidation of BR UltraShort, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the “BR UltraShort Shareholders”), all of the ML Short-Term Shares received by BR UltraShort. Upon completion of the distribution of all of the ML Short-Term Shares in accordance with the prior sentence, BR UltraShort will thereupon proceed to dissolve and terminate as set forth in paragraph 1.9 below. Such distribution will be accomplished by the transfer on the books of ML Short-Term of the ML Short-Term Shares credited to the account of BR UltraShort to open accounts on the share records of ML Short-Term in the name of BR UltraShort Shareholders, and representing the respective pro rata number of each class of ML Short-Term Shares due BR UltraShort Shareholders holding the corresponding class of BR UltraShort shares. All issued and outstanding shares of BR UltraShort will, simultaneously with the liquidation, be cancelled on the books of BR UltraShort and will be null and void. ML Short-Term shall not issue certificates representing ML Short-Term Shares in connection with such transfer.

        1.6 OWNERSHIP OF SHARES. Ownership of ML Short-Term Shares will be shown on the books of ML Short-Term’s transfer agent.

        1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of ML Short-Term Shares in a name other than the registered holder of BR UltraShort shares on the books of BR UltraShort as of that time shall, as a condition of such transfer, be paid by the person to whom such ML Short-Term Shares are to be issued and transferred.

        1.8 REPORTING RESPONSIBILITY. Any reporting responsibility of BR UltraShort, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of BR UltraShort, or BlackRock Funds on behalf of BR UltraShort.

        1.9 TERMINATION AND DISSOLUTION. BR UltraShort shall be terminated and dissolved promptly following all distributions made pursuant to paragraph 1.5 in accordance with the laws of the Commonwealth of Massachusetts and the federal securities laws.

        1.10 BOOKS AND RECORDS. Immediately after the Closing Date, the share transfer books relating to BR UltraShort shall be closed and no transfer of shares shall thereafter be made on such books. All books and records of BR UltraShort, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder transferred to ML Short-Term, shall be made available to BR UltraShort from and after the Closing Date at ML Short-Term’s cost of producing such books and records until at least the date through which such books and records must be maintained under applicable law.

        1.11 ACTION BY TRUST. BlackRock Funds shall take all actions expressed herein as being the obligations of BR UltraShort on behalf of BR UltraShort.

ARTICLE II

VALUATION

        2.1 VALUATION OF ASSETS. The gross value of the Assets to be acquired by ML Short-Term hereunder shall be the gross value of such Assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date, after the payment of the dividends pursuant to Section 7.3, using ML Short-Term’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

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        2.2 VALUATION OF SHARES. The net asset value per share of each class of ML Short-Term Shares shall be the net asset value per share for that class computed on the Closing Date, using ML Short-Term’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

ARTICLE III

CLOSING AND CLOSING DATE

        3.1 CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing shall occur on [        ], or such other date as the parties may agree to in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately after the close of regular trading on the NYSE on the Closing Date. The Closing shall be held at the offices of [____________________________], or at such other time and/or place as the parties may agree.

        3.2 CUSTODIAN’S CERTIFICATE. BR UltraShort shall instruct its Custodian, PFPC Trust Company (the “Custodian”), to deliver at the Closing a certificate of an authorized officer stating that: (a) the Assets have been delivered in proper form to ML Short-Term on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by BR UltraShort. BR UltraShort’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to the custodian for ML Short-Term, Bank of New York, for examination no later than five (5) business days preceding the Closing Date and transferred and delivered by BR UltraShort as of the Closing Date for the account of ML Short-Term, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. BR UltraShort’s securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Custodian. The cash to be transferred by BR UltraShort shall be transferred and delivered by BR UltraShort as of the Closing Date for the account of ML Short-Term.

        3.3 EFFECT OF SUSPENSION IN TRADING. In the event that, on the Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of ML Short-Term or BR UltraShort are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of ML Short-Term or BR UltraShort is impracticable, the Closing shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored or such other date as the parties may agree to.

        3.4 TRANSFER AGENT’S CERTIFICATE. BR UltraShort shall instruct its transfer agent, PFPC, Inc. to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of BR UltraShort Shareholders as of the Closing Date, and the number and percentage ownership (to four decimal places) of outstanding shares owned by each BR UltraShort Shareholder immediately prior to the Closing. ML Short-Term shall issue and deliver, or instruct its transfer agent to issue and deliver, a confirmation evidencing ML Short-Term Shares to be credited on the Closing Date to BR UltraShort, or provide evidence reasonably satisfactory to BR UltraShort that such ML Short-Term Shares have been credited to BR UltraShort’s account on the books of ML Short-Term.

        3.5 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumptions of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

        3.6 FAILURE TO DELIVER ASSETS. If BR UltraShort is unable to make delivery pursuant to paragraph 3.2 hereof to the custodian for ML Short-Term of any of the Assets of BR UltraShort for the reason that any of such Assets have not yet been delivered to it by BR UltraShort’s broker, dealer or other counterparty, then, in

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lieu of such delivery, BR UltraShort shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by ML Short-Term or its custodian, including brokers’ confirmation slips.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

        4.1 REPRESENTATIONS OF BR ULTRASHORT. BlackRock Funds, on behalf of BR UltraShort, represents and warrants to ML Short-Term, as follows:

        (a) BlackRock Funds is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust that is duly organized, validly existing and in good standing under laws of the Commonwealth of Massachusetts. BR UltraShort is a legally designated, separate series of BlackRock Funds. BlackRock Funds is duly authorized to transact business in the Commonwealth of Massachusetts and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on BR UltraShort. BlackRock Funds, on behalf of BR UltraShort, has all material federal, state and local authorizations necessary to own all of its properties and the Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on BR UltraShort.

        (b) BlackRock Funds is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. BlackRock Funds is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to BR UltraShort.

        (c) The Registration Statement on Form N-14 and the Combined Prospectus/Proxy Statement contained therein as so amended or supplemented (the “Registration Statement”) as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to BlackRock Funds and BR UltraShort, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to BlackRock Funds and BR UltraShort, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by BlackRock Funds with respect to BlackRock Funds and BR UltraShort for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

        (d) BR UltraShort’s prospectus, statement of additional information and shareholder reports, each to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

        (e) BR UltraShort is not in violation of, and the execution, delivery and performance of this Agreement in accordance with its terms by BlackRock Funds on behalf of BR UltraShort will not result in the violation of, Massachusetts law or any provision of BlackRock Funds’ declaration of trust or code of regulations or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which BlackRock Funds (with respect to BR UltraShort) or BR UltraShort is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by BlackRock Funds on behalf of BR UltraShort, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture,

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instrument, contract, lease or other undertaking to which BlackRock Funds or BR UltraShort is a party or by which it is bound.

        (f) Each of BlackRock Funds and BR UltraShort has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or reflected as Stated Liabilities in the statement of assets and liabilities as provided in paragraph 5.2 hereof.

        (g) No litigation, claims, actions, suits, proceeding or investigation of or before any court or governmental body is pending or to BlackRock Funds’ knowledge threatened against BR UltraShort or any of its properties or Assets which, if adversely determined, would materially and adversely affect BlackRock Funds’ or BR UltraShort’s financial condition, the conduct of its business or which would prevent or hinder the ability of BR UltraShort to carry out the transactions contemplated by this Agreement. BR UltraShort knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

        (h) The audited financial statements of BR UltraShort as of September 30, 2005 and for the fiscal year then ended, have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by ____________________, and such statements (true and complete copies of which have been furnished to ML Short-Term) fairly reflect the financial condition and the results of operations of BR UltraShort as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of BR UltraShort whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements. The unaudited financial statements of BR UltraShort for the six months ended March 31, 2006 have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied by BR UltraShort, and such statements (true and complete copies of which have been furnished to ML Short-Term) fairly reflect the financial condition and the results of operations of BR UltraShort as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of BR UltraShort whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

        (i) There have been no changes in the financial position of BR UltraShort as reflected in the audited financial statements of BR UltraShort as of September 30, 2005 and for the fiscal year then ended, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of BR UltraShort shares and the payment of normal operating expenses, dividends and capital gains distributions. Since September 30, 2005, there has been no material adverse changes in BR UltraShort’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of BR UltraShort (other than changes occurring in the ordinary course of business), or any incurrence by BR UltraShort of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by BR UltraShort. For the purposes of this paragraph 4.1(i), a decline in the net asset value of BR UltraShort due to declines in the value of BR UltraShort’s Assets, the discharge of BR UltraShort’s liabilities or the redemption of BR UltraShort shares by BR UltraShort Shareholders shall not constitute material adverse change.

        (j) Since September 30, 2005 there has not been (i) any change in the business, results of operations, assets or financial condition or the manner of conducting the business of BR UltraShort other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets or financial condition; (ii) issued any option to purchase or other right to acquire shares of BR UltraShort granted by or on behalf of BR UltraShort to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the prospectus for BR UltraShort; (iii) any entering into, amendment or termination of any contract or agreement by or on behalf of BR UltraShort, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of BR UltraShort for borrowed money or any commitment to borrow money by or on behalf of BR UltraShort; (v) any amendment of BR UltraShort’s organizational documents in a manner materially affecting BR UltraShort; and (vi) any grant or imposition of any lien, claim, charge or encumbrance

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(other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of BR UltraShort other than a lien for taxes not yet due and payable.

        (k) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of BR UltraShort required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of BR UltraShort’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

        (l) BlackRock Funds has an unlimited number of authorized shares of beneficial interest of which, as of [        ], 2006, there were outstanding [        ] shares of BR UltraShort, and no shares of BR UltraShort were held in the treasury of BlackRock Funds. All issued and outstanding shares of beneficial interest of BR UltraShort have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933 (the “1933 Act”) and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding shares of BR UltraShort will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of BR UltraShort’s transfer agent as provided in paragraph 3.4. BR UltraShort has no outstanding options, warrants or other rights to subscribe for or purchase any of BR UltraShort shares and has no outstanding securities convertible into any of BR UltraShort shares.

        (m) At the Closing Date, BlackRock Funds, on behalf of BR UltraShort, will have good and marketable title to the Assets to be transferred to ML Short-Term pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which ML Short-Term has received notice and which have been taken into account in the net asset valuation of BR UltraShort, and upon delivery of the Assets and the filing of any documents that may be required under Massachusetts state law ML Short-Term will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted by ML Short-Term.

        (n) BlackRock Funds, on behalf of BR UltraShort, has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the trustees of BlackRock Funds. This Agreement constitutes a valid and binding obligation of BlackRock Funds, enforceable in accordance with its terms and no other action or proceedings by BlackRock Funds or BR UltraShort are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

        (o) The information to be furnished by BR UltraShort for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

        (p) BR UltraShort has elected to qualify and has qualified as a “regulated investment company under the Code (a “RIC”) as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code through the date of Reorganization; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

        (q) Except for the Registration Statement and the approval of the Agreement by BR UltraShort’s Shareholders, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by BlackRock Funds, on behalf of BR UltraShort, of the transactions contemplated herein. No consent of or notice to any third party or entity other than the shareholders of BR UltraShort as described in paragraph 4.1(r) is required for the consummation by BlackRock Funds, on behalf of BR UltraShort, of the transactions contemplated by this Agreement.

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        (r) BR UltraShort has called a special meeting of BR UltraShort Shareholders to consider and act upon this Agreement (or transactions contemplated hereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than [        ] (or such other date as the parties may agree to in writing).

        4.2 REPRESENTATIONS OF ML SHORT-TERM. ML Short-Term represents and warrants to BlackRock Funds, as follows:

        (a) ML Muni Bond is a corporation that is duly organized, validly existing and in good standing under the laws of the State of Maryland. ML Short-Term is a legally designated, separate series of ML Muni Bond. ML Muni Bond is duly authorized to transact business in the State of Maryland and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on ML Short-Term. ML Muni Bond, on behalf of ML Short-Term, has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on ML Short-Term.

        (b) ML Muni Bond is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. ML Muni Bond is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to ML Short-Term.

        (c) The Registration Statement, as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to ML Muni Bond and ML Short-Term, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to ML Muni Bond and ML Short-Term, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph 4.2 apply to statements or omissions made in reliance upon and in conformity with written information concerning BlackRock Funds and BR UltraShort furnished to ML Short-Term by BlackRock Funds or BR UltraShort. From the effective date of the Registration Statement through the time of the meeting of BR UltraShort Shareholders and on the Closing Date, any written information furnished by ML Muni Bond with respect to ML Muni Bond and ML Short-Term for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

        (d) ML Short-Term’s prospectus, statement of additional information and shareholder reports, each to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

        (e) ML Short-Term is not in violation of, and the execution, delivery and performance of this Agreement in accordance with its terms by ML Muni Bond on behalf of ML Short-Term will not result in the violation of Maryland law or any provision of ML Muni Bond’s articles of incorporation or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which ML Muni Bond (with respect to ML Short-Term) or ML Short-Term is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by ML Muni Bond on behalf of ML Short-Term result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which ML Muni Bond or ML Short-Term is a party or by which it is bound.

        (f) No litigation, claims, actions, suits, proceeding or investigation of or before any court or governmental body is pending or to ML Muni Bond’s knowledge threatened against ML Short-Term or any of its properties or its assets which, if adversely determined, would materially and adversely affect ML Muni Bond’s or

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ML Short-Term’s financial condition, the conduct of its business or which would prevent or hinder the ability of ML Short-Term to carry out the transactions contemplated by this Agreement. ML Short-Term knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

        (g) The audited financial statements of ML Short-Term for the fiscal year ended March 31, 2005, have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by ____________________, and such statements (true and complete copies of which have been furnished to BR UltraShort) fairly reflect the financial condition and the results of operations of ML Short-Term as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of ML Short-Term whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements. The unaudited financial statements of ML Short-Term for the six months ended September 30, 2005 have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied by ML Short-Term, and such statements (true and complete copies of which have been furnished to BR UltraShort) fairly reflect the financial condition and the results of operations of ML Short-Term as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of ML Short-Term whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

        (h) There have been no changes in the financial position of ML Short-Term as reflected in the audited financial statements for the fiscal year ended March 31, 2005 and the unaudited financial statements for the six months ended September 30, 2005, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of ML Short-Term shares and the payment of normal operating expenses, dividends and capital gains distributions. Since March 31, 2005, there has been no material adverse changes in ML Short-Term’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of ML Short-Term (other than changes occurring in the ordinary course of business), or any incurrence by ML Short-Term of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by ML Short-Term. For the purposes of this paragraph 4.2(h), a decline in the net asset value of ML Short-Term due to declines in the value of ML Short-Term’s assets, the discharge of ML Short-Term’s liabilities or the redemption of ML Short-Term shares by ML Short-Term shareholders shall not constitute a material adverse change.

        (i) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of ML Short-Term required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of ML Short-Term’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

        (j) ML Muni Bond has ________ authorized shares of common stock, par value $0.10 per share, of which as of [ ], 2006, there were outstanding __________ shares of ML Short-Term, and no shares of ML Short-Term were held in the treasury of ML Muni Bond. All issued and outstanding shares of common stock of ML Short-Term have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. ML Short-Term has no outstanding options, warrants or other rights to subscribe for or purchase any of ML Short-Term shares and has no outstanding securities convertible into any of ML Short-Term shares.

        (k) At the Closing Date, ML Muni Bond, on behalf of ML Short-Term, will have good and marketable title to all of its assets and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which BR UltraShort has received notice at or prior to the Closing Date.

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        (l) ML Muni Bond, on behalf of ML Short-Term, has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the directors of ML Muni Bond. This Agreement constitutes a valid and binding obligation of ML Muni Bond, enforceable in accordance with its terms and no other corporate action or proceedings by ML Muni Bond or ML Short-Term are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

        (m) ML Short-Term Shares to be issued and delivered to BR UltraShort for the account of BR UltraShort Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, ML Short-Term Shares will be duly and validly issued and will be fully paid and nonassessable (except as disclosed in ML Short-Term’s prospectus).

        (n) The information to be furnished by ML Short-Term for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

        (o) ML Short-Term has elected to qualify and has qualified as a RIC as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code; and has satisfied the distribution requirements imposed by the Code for each of its taxable years and expects to continue to satisfy them.

        (p) No consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by ML Muni Bond, on behalf of ML Short-Term, of the transactions contemplated herein. No consent of or notice to any third party or entity other than the shareholders of BR UltraShort as described in paragraph 4.1(r) is required for the consummation by ML Muni Bond, on behalf of ML Short-Term, of the transactions contemplated by this Agreement.

ARTICLE V

COVENANTS OF ML SHORT-TERM AND BR ULTRASHORT

        5.1 OPERATION IN ORDINARY COURSE. Subject to paragraph 7.3, each of ML Short-Term and BR UltraShort will operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

        5.2 BlackRock Funds will prepare and deliver to ML Muni Bond on the second business day prior to the Closing Date a statement of the assets and Stated Liabilities of BR UltraShort as of such date for review and agreement by the parties to determine that the assets and Stated Liabilities of BR UltraShort are being correctly determined in accordance with the terms of this Agreement. BlackRock Funds will deliver at the Closing (1) an updated statement of assets and Stated Liabilities of BR UltraShort and (2) a list of BR UltraShort’s portfolio showing the tax costs of each of its assets by lot and the holding periods of such assets, each of (1) and (2) as of the Closing Date, and certified by the Treasurer of BlackRock Funds.

        5.3 ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, BR UltraShort shall make available to ML Muni Fund’s officers and agents all books and records of BR UltraShort.

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        5.4 ADDITIONAL INFORMATION. BlackRock Funds and BR UltraShort will assist ML Short-Term in obtaining such information as ML Short-Term reasonably requests concerning the beneficial ownership of BR UltraShort’s shares.

        5.5 CONTRACT TERMINATION. BlackRock Funds will terminate all agreements to which it or BR UltraShort is a party (other than this Agreement), effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Stated Liabilities.

        5.6 FURTHER ACTION. Subject to the provisions of this Agreement, ML Short-Term and BR UltraShort will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, each of BlackRock Funds and BR UltraShort covenants that it will, as and when reasonably requested by ML Short-Term, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as ML Short-Term may reasonably deem necessary or desirable in order to vest in and confirm ML Short-Term’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

        5.7 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within thirty (30) days after the Closing Date, BlackRock Funds shall furnish to ML Short-Term, in such form as is reasonably satisfactory to ML Short-Term, a statement of the earnings and profits of BR UltraShort for federal income tax purposes, as well as any capital loss carryovers and items that ML Short-Term will succeed to and take into account as a result of Section 381 of the Code, and which will be certified by the Treasurer of BlackRock Funds.

        5.8 UNAUDITED FINANCIAL STATEMENTS. BlackRock Funds shall furnish to ML Short-Term within five (5) business days after the Closing Date, an unaudited statement of BR UltraShort’s assets and liabilities, portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position of BR UltraShort as of the date thereof and the portfolio of investments, the results of operations and changes in net assets indicated in conformity with generally accepted accounting principles applied on a consistent basis and such financial statements shall be certified by the Treasurer of BlackRock Funds as complying with the requirements hereof.

        5.9 PREPARATION OF REGISTRATION STATEMENT. ML Muni Bond will prepare and file with the Commission the Registration Statement relating to the ML Short-Term Shares to be issued to shareholders of BR UltraShort. The Registration Statement shall include a combined prospectus/proxy statement relating to the transactions contemplated by this Agreement. At the time the Registration Statement becomes effective, at the time of BR UltraShort Shareholder meeting and at the Closing Date, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”) and the 1940 Act, as applicable. Each party will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, in connection with the meeting of BR UltraShort Shareholders to consider the approval of this Agreement and the transactions contemplated herein, including in the case of BR UltraShort any special interim financial information necessary for inclusion therein. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item shall notify the other parties and the parties shall cooperate in promptly preparing, filing and clearing the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

        5.10 TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither BlackRock Funds, ML Muni Bond, ML Short-Term nor BR UltraShort shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, ML Muni Bond, ML Short-Term, BlackRock Funds and BR UltraShort will take such action, or cause such action to be taken, as is reasonably necessary to enable Sidley Austin LLP, counsel to

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ML Muni Bond and ML Short-Term, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Sidley Austin LLP).

        5.11 REASONABLE BEST EFFORTS. Each of the ML Muni Bond, ML Short-Term, BlackRock Funds and BR UltraShort shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

        5.12 INTERIM ADVISORY CONTRACT. ML Muni Bond shall use its reasonable best efforts to (a) cause the ML Muni Bond’s Board of Directors to approve an advisory contract for ML Muni Bond with BlackRock Advisors, Inc. and (b) cause the ML Muni Bond’s Board of Directors to take such action as may be necessary to convene a special meeting of the shareholders of the ML Muni Bond for the purpose of obtaining the approval of such advisory contract prior to the Closing Date. In the event that, prior to the Closing Date, a special shareholder meeting for ML Muni Bond is duly convened but ML Muni Bond shall not have received the requisite vote to approve the advisory contract for ML Muni Bond with BlackRock Advisors, Inc., ML Muni Bond shall use its reasonable best efforts to (a) cause ML Muni Bond’s Board of Directors to approve, in accordance with Rule 15a-4 under the 1940 Act, an interim investment advisory contract, to be effective at the Closing Date, for ML Muni Bond with BlackRock Advisors, Inc. containing terms that, subject to applicable law, are no less favorable to ML Muni Bond than the terms of the existing investment advisory contract with Fund Asset Management, L.P. and (b) as promptly as practicable following such meeting, cause the ML Muni Bond’s Board of Directors to take such action as may be necessary to convene a special meeting of the shareholders of ML Muni Bond to be held as promptly as reasonably practicable following such adjournment for the purpose of obtaining the approval of such shareholders of such interim investment advisory contract as contemplated by clause (a) above.

        5.13 AUTHORIZATIONS. ML Short-Term agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF BR ULTRASHORT

        The obligations of BR UltraShort to consummate the transactions provided for herein shall be subject, at its election, to the performance by ML Short-Term of all the obligations to be performed by ML Short-Term pursuant to this Agreement on or before the Closing Date and, in addition, subject to the following conditions:

        6.1 All representations, covenants and warranties of ML Muni Bond on behalf of itself and ML Short-Term, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. ML Short-Term shall have delivered to BR UltraShort a certificate executed in ML Short-Term’s name by ML Muni Bond’s President and its Treasurer, in form and substance satisfactory to BR UltraShort and dated as of the Closing Date, to such effect and as to such other matters as BR UltraShort shall reasonably request. BR UltraShort shall have received certified copies of the resolutions adopted by the Board of Directors of ML Muni Bond approving this Agreement and the transactions contemplated herein.

        6.2 BR UltraShort shall have received on the Closing Date an opinion of Sidley Austin LLP, dated as of the Closing Date, in a form reasonably satisfactory to BR UltraShort, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

        (a) ML Muni Bond is a corporation validly existing under the applicable laws of the State of Maryland.

        (b) ML Muni Bond is registered as an open-end management investment company under the 1940 Act and ML Short-Term is a series thereof.

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        (c) ML Muni Bond has the power and authority to execute, deliver and perform all of its obligations under the Agreement under the applicable laws of the State of Maryland. The execution and delivery of the Agreement and the consummation by ML Muni Bond of the transactions contemplated thereby have been duly authorized by all requisite corporate action on the part of ML Muni Bond under the applicable laws of the State of Maryland.

        (d) The Agreement has been duly executed and delivered by ML Muni Bond under the applicable laws of the State of Maryland and assuming the Agreement is valid and binding obligation of the BlackRock Funds and BR UltraShort constitutes the valid and binding obligation of ML Muni Bond, enforceable against ML Muni Bond in accordance with its terms under the applicable laws of the State of Maryland.

        (e) The execution and delivery by ML Muni Bond of the Agreement and the performance by ML Muni Bond of its obligations under the Agreement do not conflict with the articles of incorporation or the by-laws of ML Muni Bond.

        (f) Neither the execution, delivery or performance by ML Muni Bond of the Agreement nor the compliance by ML Muni Bond with the terms and provisions thereof will contravene any provision of any applicable law of the State of Maryland or any applicable law of the United States of America.

        (g) No governmental approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the ML Muni Bond or the enforceability of the Agreement against ML Muni Bond.

        (h) The ML Short-Term Shares being issued pursuant to the Agreement have been duly authorized by ML Muni Bond and upon issuance thereof in accordance with the Agreement, will be validly issued and fully paid.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF ML SHORT-TERM

        The obligations of ML Short-Term to consummate the transactions provided for herein shall be subject, at its election, to the performance by BlackRock Funds and BR UltraShort of all the obligations to be performed by BlackRock Funds and BR UltraShort pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

        7.1 All representations, covenants and warranties of each of BlackRock Funds on behalf of itself and BR UltraShort contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. BR UltraShort shall have delivered to ML Short-Term on the Closing Date a certificate executed in BR UltraShort’s name by BlackRock Funds’ President and the Treasurer, in form and substance satisfactory to ML Short-Term and dated as of the Closing Date, to such effect and as to such other matters as ML Short-Term shall reasonably request. ML Short-Term shall have received certified copies of the resolutions adopted by the Board of Trustees of BlackRock Funds approving this Agreement and the transactions contemplated herein.

        7.2 BR UltraShort shall have delivered to ML Short-Term (1) a statement as of the Closing Date of BR UltraShort’s assets and Stated Liabilities, in accordance with paragraph 5.2, and (2) a list of BR UltraShort’s portfolio showing the tax costs of each of its assets by lot and the holding periods of such assets, as of the Closing Date, certified by the Treasurer of BlackRock Funds.

        7.3 Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets on the Closing Date, BR UltraShort shall have declared a dividend or dividends, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends, shall have the effect of distributing to BR UltraShort Shareholders all of BR UltraShort’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid),

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if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Section 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

        7.4 ML Short-Term shall have received on the Closing Date an opinion from Skadden, Arps, Slate, Meagher & Flom LLP, dated as of the Closing Date, in a form reasonably satisfactory to ML Short-Term, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

        (a) BlackRock Funds is a business trust validly existing under the applicable laws of the Commonwealth of Massachusetts.

        (b) BlackRock Funds is registered as an open-end management investment company under the 1940 Act and BR UltraShort is a series thereof.

        (c) BlackRock Funds has the power and authority to execute, deliver and perform all of its obligations under the Agreement under the applicable laws of the Commonwealth of Massachusetts. The execution and delivery of the Agreement and the consummation by BlackRock Funds of the transactions contemplated thereby have been duly authorized by all requisite action on the part of BlackRock Funds under the applicable laws of the Commonwealth of Massachusetts.

        (d) The Agreement has been duly executed and delivered by BlackRock Funds under the applicable laws of the Commonwealth of Massachusetts and assuming the Agreement is a valid and binding obligation of ML Muni Bond and ML Short-Term constitutes the valid and binding obligation of BlackRock Funds, enforceable against ML Short-Term in accordance with its terms under the applicable laws of the Commonwealth of Massachusetts.

        (e) The execution and delivery by BlackRock Funds of the Agreement and the performance by BlackRock Funds of its obligations under the Agreement do not conflict with the declaration of trust or the by-laws of BlackRock Funds.

        (f) Neither the execution, delivery or performance by BlackRock Funds of the Agreement nor the compliance by BlackRock Funds with the terms and provisions thereof will contravene any provision of any applicable law of the Commonwealth of Massachusetts or any applicable law of the United States of America.

        (g) No governmental approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by BlackRock Funds or the enforceability of the Agreement against BlackRock Funds.

        7.5 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any material increase in the investment management fees, fee levels payable pursuant to any 12b-1 plan or distribution or shareholder servicing plan or agreement, other fees payable for services provided to BR UltraShort, or sales loads of BR UltraShort nor any material reduction in the fee waiver or expense reduction undertakings from those described in the Registration Statement.

        7.6 BlackRock Funds shall have taken all steps required to terminate all agreements to which BR UltraShort is a party (other than this Agreement), other than as accrued as part of the Stated Liabilities; BlackRock Funds shall have taken all steps required to terminate all agreements to which it is a party (other than this Agreement), that relate to BR UltraShort, other than as accrued as part of the Stated Liabilities.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF ML MUNI BOND,
ML SHORT-TERM, BLACKROCK FUNDS AND BR ULTRASHORT

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        If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to ML Short-Term or BR UltraShort, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

        8.1 This Agreement and the transactions contemplated herein, with respect to BR UltraShort, shall have been approved by the requisite vote of the holders of the outstanding shares of BR UltraShort in accordance with the provisions of BlackRock Funds’ declaration of trust and code of regulations, applicable Massachusetts law and the 1940 Act. Evidence of such approval shall have been delivered to ML Short-Term, in such form as shall be reasonably acceptable to ML Short-Term. Notwithstanding anything herein to the contrary, neither ML Short-Term nor BR UltraShort may waive the conditions set forth in this paragraph 8.1.

        8.2 The Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

        8.3 All third party consents and all consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal authorities) in each case required to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of ML Short-Term or BR UltraShort, provided that any party hereto may waive any such conditions for itself.

        8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. [The registration statement of ML Muni Bond on Form N-1A under the 1940 Act covering the sale of shares of ML Short-Term shall be effective.]

        8.5 As of the Closing Date, there shall be no pending litigation brought by any person against the ML Muni Bond, ML Short-Term, BlackRock Funds or BR UltraShort or any of the investment advisers, directors, trustees or officers of the foregoing, arising out of, or seeking to prevent completion of the transactions contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

        8.6 BlackRock Funds and ML Muni Bond each shall have received an opinion of Sidley Austin LLP, counsel to ML Muni Bond and ML Short-Term substantially to the effect that, based on certain facts, assumptions and representations of the parties, for federal income tax purposes:

        (a) the transfer of all of the Assets solely in exchange for ML Short-Term Shares and the assumption by ML Short-Term of the Stated Liabilities of BR UltraShort followed by the distribution of ML Short-Term Shares to BR UltraShort Shareholders in complete dissolution and liquidation of BR UltraShort will constitute a “reorganization” within the meaning of Section 368(a) of the Code and ML Short-Term and BR UltraShort will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

        (b) no gain or loss will be recognized by ML Short-Term upon the receipt of all of the Assets solely in exchange for ML Short-Term Shares and the assumption by ML Short-Term of the Stated Liabilities of BR UltraShort;

        (c) no gain or loss will be recognized by BR UltraShort upon the transfer of the Assets to ML Short-Term solely in exchange for ML Short-Term Shares and the assumption by ML Short-Term of the Stated Liabilities of BR UltraShort or upon the distribution (whether actual or constructive) of ML Short-Term Shares to BR UltraShort Shareholders in exchange for such shareholders’ shares of BR UltraShort in liquidation of BR UltraShort;

        (d) no gain or loss will be recognized by BR UltraShort Shareholders upon the exchange of their BR UltraShort shares solely for ML Short-Term Shares in the Reorganization;

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        (e) the aggregate tax basis of ML Short-Term Shares received by each BR UltraShort Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of BR UltraShort shares exchanged therefor by such shareholder;

        (f) the holding period of ML Short-Term Shares to be received by each BR UltraShort Shareholder pursuant to the Reorganization, including fractional shares to which he, she or it may be entitled, will include the period during which BR UltraShort shares exchanged therefor were held by such shareholder, provided such BR UltraShort shares are held as capital assets at the time of the Reorganization;

        (g) the tax basis of the Assets acquired by ML Short-Term will be the same as the tax basis of such Assets to BR UltraShort immediately before the Reorganization; and

        (h) the holding period of the Assets in the hands of ML Short-Term will include the period during which those assets were held by BR UltraShort.

        Such opinion shall be based on customary assumptions and such representations as Sidley Austin LLP may reasonably request, and each of ML Muni Bond, ML Short-Term, BlackRock Funds and BR UltraShort will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the ML Muni Bond, ML Short-Term, BlackRock Funds nor BR UltraShort may waive the condition set forth in this paragraph 8.6.

        8.7 The transactions contemplated under the Transaction Agreement and Plan of Merger (the “Transaction Agreement”) by and among Merrill Lynch & Co., Inc., BlackRock, Inc., New Boise, Inc. and Boise Merger Sub, Inc., dated February 15, 2006, shall have been consummated.

ARTICLE IX

EXPENSES

        Except as otherwise expressly provided in this Agreement, Merrill Lynch & Co., Inc. or one or more of its affiliates shall bear the direct and indirect expenses incurred by ML Short-Term, and BlackRock, Inc. or one or more of its affiliates shall bear the direct and indirect expenses incurred by BR UltraShort, each in connection with the Reorganization, including all direct and indirect expenses and out-of-pocket costs.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

        10.1 BlackRock Funds, on behalf of BR UltraShort and ML Muni Bond on behalf of ML Short-Term, agree that no party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

        10.2 The representations and warranties of the parties hereto set forth in this Agreement shall not survive the consummation of the transactions contemplated herein.

ARTICLE XI

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TERMINATION

        11.1 This Agreement may be terminated by the mutual agreement of BlackRock Funds and ML Muni Bond. In addition, BlackRock Funds or ML Muni Bond may at their option terminate this Agreement at or before the Closing Date due to:

        (a) a material breach by the other of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;

        (b) a condition herein expressed to be precedent to the obligations of the terminating party or both parties that has not been met if it reasonably appears that it will not or cannot be met; or

        (c) the termination of the Transaction Agreement in accordance with its terms.

        11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of ML Muni Bond, ML Short-Term, BR UltraShort, BlackRock Funds or their respective Board of Trustees/Directors or officers, to any other party or its Board of Trustees/Directors. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

ARTICLE XII

AMENDMENTS

        This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of ML Muni Bond, BlackRock Funds, ML Short-Term and BR UltraShort as specifically authorized by their respective Board of Trustees [or Directors]; provided, however, that, following the meeting of BR UltraShort Shareholders called by BR UltraShort pursuant to paragraph 4.1(r) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of ML Short-Term Shares to be issued to BR UltraShort Shareholders under this Agreement to the detriment of such BR UltraShort Shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

        13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

        13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

        13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

        13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

        13.5 It is expressly agreed that the obligations of BlackRock Funds hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of BlackRock Funds personally, but shall

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bind only the property of BR UltraShort, as provided in the declaration of trust of BlackRock Funds. Moreover, no series of BlackRock Funds other than BR UltraShort shall be responsible for the obligations of BlackRock Funds hereunder, and all persons shall look only to the assets of BR UltraShort to satisfy the obligations of BR UltraShort hereunder. The execution and delivery of this Agreement have been authorized by the Board of Trustees of BlackRock Funds on behalf of BR UltraShort and signed by authorized officers of BlackRock Funds, acting as such. Neither the authorization by such Board of Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of BR UltraShort as provided in BlackRock Funds’declaration of trust.

ARTICLE XIV

NOTICES

        Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable party: to ML Muni Bond or ML Short-Term, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, Attention: [         ], or to BlackRock Funds or BR UltraShort, 40 East 52nd St., New York, New York 10022, Attention: [        ] or to any other address that ML Muni Bond, ML Short-Term, BlackRock Funds or BR UltraShort shall have last designated by notice to the other party.

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        IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

MERRILL LYNCH MUNICIPAL BOND FUND, INC., on behalf of its series Short-Term Portfolio
By:	Name: Title:

BLACKROCK FUNDS, on behalf of its series ULTRASHORT MUNICIPAL PORTFOLIO

By:	Name: Title:

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BLACKROCK ULTRASHORT MUNICIPAL PORTFOLIO,
A PORTFOLIO OF BLACKROCK FUNDSSM

SHORT-TERM PORTFOLIO,
A SERIES OF MERRILL LYNCH MUNICIPAL BOND FUND, INC.

PART B

STATEMENT OF ADDITIONAL INFORMATION

[       ], 2006

        This Statement of Additional Information (the “SAI”) relates to the proposed reorganization (the “Reorganization”) of the BlackRock UltraShort Municipal Portfolio (the “BlackRock Fund”), a series of BlackRock Funds, a Massachusetts business trust, into the Short-Term Portfolio (the “ML Fund”), a series of Merrill Lynch Municipal Bond Fund, Inc., a Maryland corporation.

        This SAI contains information which may be of interest to shareholders of the BlackRock Fund relating to the Reorganization, but which is not included in the Combined Prospectus/Proxy Statement dated [               ], 2006 (the “Combined Prospectus/Proxy Statement”). As described in the Combined Prospectus/Proxy Statement, the Reorganization would involve the transfer of all the assets of, and the assumption of certain stated liabilities of, the BlackRock Fund in exchange for shares of the ML Fund. The BlackRock Fund would distribute the ML Fund shares it receives to its shareholders in complete liquidation of the BlackRock Fund.

        This SAI is not a prospectus, and should be read in conjunction with the Combined Prospectus/Proxy Statement. The Combined Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission, and is available upon request and without charge by writing to [               ], [address], or by calling [telephone].

        Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Combined Prospectus/Proxy Statement.

TABLE OF CONTENTS

Additional Information about the ML Fund and the BlackRock Fund
Financial Statements

ADDITIONAL INFORMATION ABOUT
THE ML FUND AND THE BLACKROCK FUND

        For the ML Fund: Incorporates by reference the Statement of Additional Information in the N-1A for the ML Fund dated November 28, 2005, as supplemented, as filed with the Securities and Exchange Commission.

        For the BlackRock Fund: Incorporates by reference the Statement of Additional Information in the N-1A for the BlackRock Fund dated January 31, 2006, as supplemented, as filed with the Securities and Exchange Commission.

FINANCIAL STATEMENTS

        Pro forma financial statements reflecting consummation of the Reorganization have not been prepared since, as of April 30, 2006, the net asset value of the BlackRock Fund did not exceed 10% of the net asset value of the ML Fund.

        This SAI incorporates by reference (i) the Annual Report of the ML Fund for the year ended July 31, 2005, (ii) the Annual Report of the BlackRock Fund for the year ended September 30, 2005, and (iii) the Semi-annual Report of the ML Fund for the six months ended January 31, 2006. Each of these reports contains historical financial information regarding the Funds and have been filed with the Securities and Exchange Commission. The financial statements therein, and, in the case of the Annual Reports, the report of independent accountants therein, are incorporated herein by reference.

2

PART C

OTHER INFORMATION

Item 15. Indemnification

        Reference is made to Article VI of the Registrant’s Articles of Incorporation, Article VI of the Registrant’s By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Distribution Agreement.

        Insofar as the conditional advancing of indemnification moneys for actions based on the Investment Company Act of 1940, as amended (the “Investment Company Act”), may be concerned, Article VI of the Registrant’s By-Laws provides that such payments will be made only on the following conditions: (i) advances may be made only on receipt of a written affirmation of such person’s good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to repay any such advance if it is ultimately determined that the standard of conduct has not been met; and (ii) (a) such promise must be secured by a security for the undertaking in form and amount acceptable to the Registrant, (b) the Registrant is insured against losses arising by receipt of the advance, or (c) a majority of a quorum of the Registrant’s disinterested non-party Directors, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that at the time the advance is proposed to be made, there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

        In Section 9 of the Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

        Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

Exhibit Number			Description
1	(a)	—	Articles of Incorporation, dated September 30, 1976.(a)
	(b)	—	Articles of Amendment, dated October 4, 1976.(a)
	(c)	—	Articles of Amendment changing the name of the Registrant, dated April 22, 1977.(a)
	(d)	—	Articles of Amendment increasing the number of shares of authorized capital stock, dated September 21, 1979.(a)
	(e)	—	Articles of Amendment increasing the number of shares of authorized capital stock, dated June 11, 1984.(a)
	(f)	—	Articles of Amendment increasing the number of shares of authorized capital stock, dated January 28, 1987.(a)
	(g)	—	Articles of Amendment increasing the number of shares of authorized capital stock, dated March 2, 1987.(a)
	(h)	—	Articles of Amendment reclassifying shares of common stock, dated September 30, 1988.(a)

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	(i)	—	Articles Supplementary to the Articles of Incorporation increasing the number of shares of authorized capital stock, dated May 21, 1990.(a)
	(j)	—	Articles Supplementary to the Articles of Incorporation reclassifying shares of common stock, dated June 21, 1991.(a)
	(k)	—	Articles Supplementary to the Articles of Incorporation increasing the number of shares of authorized capital stock, dated October 18, 1994.(a)
	(l)	—	Articles of Amendment, dated October 21, 1994.(a)
	(m)	—	Articles of Amendment to Articles Supplementary renaming issued and outstanding shares of capital stock, dated October 4, 2001.(b)
	(n)	—	Articles of Amendment designating Class A Common Stock into Class I Common Stock and Class D Common Stock into Class A Common Stock, dated March 21, 2003.(c)
	(o)	—	Articles Supplementary to Articles of Incorporation increasing the authorized capital stock and reclassifying shares of authorized common stock, dated March 10, 2006.(t)
2		—	Amended and Restated By-Laws, dated April 14, 2003.(a)
3		—	Inapplicable.
4		—	Form of Agreement and Plan of Reorganization by and between the Registrant, on behalf of Short-Term Portfolio (the “ML Fund”), and BlackRock Funds, on behalf of BlackRock UltraShort Municipal Portfolio (the “BlackRock Fund”), a series of BlackRock Funds (included as Appendix B to the Proxy Statement and Prospectus included in this Registration Statement).
5	(a)	—	Form of Investment Advisory Agreement between Registrant and Fund Asset Management, L.P. (“FAM”).(a)
	(b)	—	Supplement to Investment Advisory Agreement between Registrant and FAM, dated January 3, 1994.(a)
6		—	Form of Unified Distribution Agreement between Registrant and FAM Distributors, Inc. (the “Distributor”).(d)
7		—	Form of Custodian Agreement between Registrant and The Bank of New York, dated October 26, 2001.(e)
8	(a)	—	Form of Unified Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between the Registrant and Financial Data Services, Inc.(f)
	(b)(1)	—	Amended and Restated Credit Agreement between the Registrant and a syndicate of banks.(g)
	(b)(2)	—	Form of Second Amended and Restated Credit Agreement among the Registrant, a syndicate of banks and certain other parties.(h)
	(b)(3)	—	Form of Third Amended and Restated Credit Agreement among the Registrant, a syndicate of banks and certain other parties.(i)
	(b)(4)	—	Form of Fourth Amended and Restated Credit Agreement among the Registrant, a syndicate of banks and certain other parties.(j)
	(b)(5)	—	Form of Fifth Amended and Restated Credit Agreement among the Registrant, a syndicate of banks and certain other parties.(k)
	(b)(6)	—	Form of Sixth Amended and Restated Credit Agreement among the Registrant, a syndicate of banks and certain other parties. (l)
	(c)	—	Form of Administrative Services Agreement between the Registrant and State Street Bank and Trust Company.(m)
9	(a)	—	Opinion of Sidley Austin LLP.*
	(b)	—	Tax opinion of Sidley Austin LLP.**
10	(a)	—	Consent of ____________, independent registered public accounting firm for the Registrant.*
	(a)	—	Consent of ____________, independent registered public accounting firm for the BlackRock Fund.*
11		—	Inapplicable.
12	(a)	—	Letter from Fund Asset Management, Inc. with respect to the purchase of 10,257 shares of Registrant’s Common Stock.(o)

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Registrant’s Common Stock.(o)
	(b)	—	Letter from Fund Asset Management, L.P. with respect to the purchase of shares of Registrant’s Class C and Class D Common Stock of the Insured Portfolio.(p)
	(c)	—	Letter from Fund Asset Management, L.P. with respect to the purchase of shares of Registrant’s Class C and Class D Common Stock of the National Portfolio.(p)
	(d)	—	Letter from Fund Asset Management, L.P. with respect to the purchase of shares of Registrant’s Class C and Class D Common Stock of the Short-Term Portfolio.(p)
13	(a)	—	Form of Amended and Restated Class A Distribution Plan of Registrant.(q)
	(b)	—	Form of Amended and Restated Class B Distribution Plan.(r)
	(c)	—	Form of Amended and Restated Class C Distribution Plan.(r)
	(d)	—	Form of Distribution Plan of the Registrant with respect to Investor A, Investor B and Investor C Shares.*
14		—	Merrill Lynch Select Pricing System Plan pursuant to Rule 18f-3.(q)
15		—	Code of Ethics.(s)
16		—	Power of Attorney. (included on signature page)
17	(a)	—	Prospectus and Statement of Additional Information of the Registrant, each dated October 25, 2005.
	(b)	—	Prospectus for Investor Shares, Prospectus for Institutional Shares, Prospectus for Service Shares, Prospectus for BlackRock Shares and Statement of Additional Information of the BlackRock Fund, each dated January 31, 2006.
	(c)	—	Annual Report to Shareholders of the Registrant for the year ended June 30, 2005.
	(d)	—	Semi-Annual Report to Shareholders of the Registrant for the six months ended December 31, 2005.
	(e)	—	Annual Report to Shareholders of the BlackRock Fund for the year ended September 30, 2005.
	(f)	—	Form of Proxy.*

*	To be filed by amendment.

**	To be filed by post-effective amendment.

(a)	Filed on October 4, 2004 as an Exhibit to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement on Form N-1A (File No. 2-57354) (the “Registration Statement”).

(b)	Filed on October 14, 2003 as Exhibit 1(e) to Post-Effective Amendment No. 29 to the Registration Statement.

(c)	Filed on October 14, 2003 as Exhibit 1(f) to Post-Effective Amendment No. 29 to the Registration Statement.

(d)	Incorporated by reference to Exhibit 5 to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of Merrill Lynch Bond Fund, Inc. (File No. 2-62329), filed on December 15, 2000.

(e)	Incorporated by reference to Exhibit 7 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A of The Asset Program, Inc. (File No. 33-53887), filed on March 21, 2002.

(f)	Incorporated by reference to Exhibit 8(a)(1) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of Merrill Lynch Bond Fund, Inc. (File No. 2-62329), filed on January 14, 2005.

(g)	Incorporated by reference to Exhibit (b) to the Issuer Tender Offer Statement on Schedule TO of Merrill Lynch Senior Floating Rate Fund, Inc. (File No. 333-15973), filed on December 14, 2000.

(h)	Incorporated by reference to Exhibit (b)(2) to the Issuer Tender Offer Statement on Schedule TO of Merrill Lynch Senior Floating Rate Fund, Inc. (File No. 333-39837), filed on December 14, 2001.

(i)	Incorporated by reference to Exhibit (b)(3) to the Issuer Tender Offer Statement on Schedule TO of Merrill Lynch Senior Floating Rate Fund, Inc. (File No. 333-39837), filed on December 13, 2002.

(j)	Incorporated by reference to Exhibit 8(c)(4) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of Merrill Lynch Global Growth Fund, Inc. (File No. 333-32899), filed on December 4, 2003.

(k)	Incorporated by reference to Exhibit 8(c)(5) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of Merrill Lynch Bond Fund, Inc. (File No. 2-62329), filed on January 14, 2005.

(l)	Incorporated by reference to Exhibit 8(b)(6) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of Merrill Lynch U.S. Government Fund (File No. 2-92366), filed on December 21, 2005.

(m)	Incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Merrill Lynch Focus Twenty Fund, Inc. (File No. 333-89775), filed on March 20, 2001.

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(n)	Filed on October 29, 1999 as Exhibit 9 to Post-Effective Amendment No. 25 to the Registrant’s Registration Statement.

(o)	Filed on August 10, 1979 as Exhibit 13 to Post-Effective Amendment No. 3 to the Registrant’s Registration Statement.

(p)	Filed on October 31, 1995 as Exhibit 13 to Post-Effective Amendment No. 20 to the Registrant’s Registration Statement.

(q)	Incorporated by reference to Exhibit 13(a) and 14 to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A of Merrill Lynch Pacific Fund, Inc. (File No. 2-56978), filed on April 17, 2003.

(r)	Incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Merrill Lynch Emerging Markets Debt Fund, Inc. (File No. 33-64398), filed on June 21, 2000.

(s)	Incorporated by reference to Exhibit 15 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Merrill Lynch Inflation Protected Fund (File No. 333-110936), filed on January 22, 2004.

(t)	Filed on March 15, 2006 as Exhibit 1(o) to Post-Effective Amendment No. 32 to the Registrant’s Registration Statement.

Item 17. Undertakings

        (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

        (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

        (3) The undersigned registrant agrees to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion.

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SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 5th day of May, 2006.

MERRILL LYNCH MUNICIPAL BOND FUND, INC. (Registrant)

BY:	/s/ Donald C. Burke (Donald C. Burke, Vice President and Treasurer)

        Each person whose signature appears below hereby authorizes Robert C. Doll, Jr., Donald C. Burke, Brian D. Stewart and Alice A. Pellegrino, or any of them, as attorney-in-fact, to sign on his or her behalf, individually and in each capacity stated below, any amendments to the Registration Statement (including post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

        As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Robert C. Doll, Jr. (Robert C. Doll, Jr.)	President (Principal Executive Officer) and Director	May 5, 2006

/s/ Donald C. Burke (Donald C. Burke)	Vice President and Treasurer (Principal Financial and Accounting Officer)	May 5, 2006

/s/ Ronald W. Forbes (Ronald W. Forbes)	Director	May 5, 2006

/s/ Cynthia A. Montgomery (Cynthia A. Montgomery)	Director	May 5, 2006

/s/ Jean Margo Reid (Jean Margo Reid)	Director	May 5, 2006

/s/ Roscoe S. Suddarth (Roscoe S. Suddarth)	Director	May 5, 2006

/s/ Richard R. West (Richard R. West)	Director	May 5, 2006

/s/ Edward D. Zinbarg (Edward D. Zinbarg)	Director	May 5, 2006

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SCHEDULE OF EXHIBITS TO FORM N-14

Ex. Number		Description
(4)		Form of Agreement and Plan of Reorganization by and between the Registrant, on behalf of Short-Term Portfolio (the “ML Fund”), and BlackRock Funds, on behalf of BlackRock UltraShort Municipal Portfolio (the “BlackRock Fund”), a series of BlackRock Funds (included as Appendix B to the Proxy Statement and Prospectus included in this Registration Statement).
(16)		Power of Attorney. (included on signature page)
(17)	(a)	Prospectus and Statement of Additional Information of the Fund, each dated October 25, 2005.
	(b)	Prospectus for Investor Shares, Prospectus for Institutional Shares, Prospectus for Service Shares, Prospectus for BlackRock Shares and Statement of Additional Information of the BlackRock Fund, each dated January 31, 2006.
	(c)	Annual Report to Shareholders of the Fund for the year ended June 30, 2005.
	(d)	Semi-Annual Report to Shareholders of the Fund for the six months ended December 31, 2005.
	(e)	Annual Report to Shareholders of the BlackRock Fund for the year ended September 30, 2005.